FFML 04-FF10

                                              [BANC OF AMERICA SECURITIES LOGO]

BOND CLASS: A3


------------- ------------- ---------- ------- --------- ----------- ---------- ------------ ---------- -------------- ------------
   BEG BAL     RTG (S/F/D)   INT TYPE    IDX    IDX MGN    ACRU INT   ACT DLY      SETTLE     CALL PCT    FST ACRU DT   FST PMT DT
------------- ------------- ---------- ------- --------- ----------- ---------- ------------ ---------- -------------- ------------
 152,691,000   AAA/AAA/AAA     FLT      LBR1M    0.54%        0          0       10/21/2004     10%       10/21/2004    11/25/2004
------------- ------------- ---------- ------- --------- ----------- ---------- ------------ ---------- -------------- ------------


Duration                5.79

ASSUMPTIONS
1M Libot                1.84%
6M Libor                2.17%



PAY DATE   PERFORMING BALANCE       INTEREST   PRINCIPAL              PAY DATE     PERFORMING BALANCE         INTEREST   PRINCIPAL
11/25/04      152,691,000           353,310         -                 02/25/08         152,691,000            312,932            -
12/25/04      152,691,000           302,837         -                 03/25/08         152,691,000            292,743            -
01/25/05      152,691,000           312,932         -                 04/25/08         152,691,000            312,932            -
02/25/05      152,691,000           312,932         -                 05/25/08         152,691,000            302,837            -
03/25/05      152,691,000           282,648         -                 06/25/08         152,691,000            312,932            -
04/25/05      152,691,000           312,932         -                 07/25/08         152,691,000            302,837            -
05/25/05      152,691,000           302,837         -                 08/25/08         152,691,000            312,932            -
06/25/05      152,691,000           312,932         -                 09/25/08         152,691,000            312,932            -
07/25/05      152,691,000           302,837         -                 10/25/08         152,691,000            302,837            -
08/25/05      152,691,000           312,932         -                 11/25/08         152,691,000            312,932            -
09/25/05      152,691,000           312,932         -                 12/25/08         152,691,000            302,837            -
10/25/05      152,691,000           302,837         -                 01/25/09         152,691,000            312,932            -
11/25/05      152,691,000           312,932         -                 02/25/09         152,691,000            312,932            -
12/25/05      152,691,000           302,837         -                 03/25/09         152,691,000            282,648            -
01/25/06      152,691,000           312,932         -                 04/25/09         152,691,000            312,932            -
02/25/06      152,691,000           312,932         -                 05/25/09         152,691,000            302,837            -
03/25/06      152,691,000           282,648         -                 06/25/09         152,691,000            312,932            -
04/25/06      152,691,000           312,932         -                 07/25/09         152,691,000            302,837            -
05/25/06      152,691,000           302,837         -                 08/25/09         152,691,000            312,932            -
06/25/06      152,691,000           312,932         -                 09/25/09         152,691,000            312,932            -
07/25/06      152,691,000           302,837         -                 10/25/09         152,691,000            302,837            -
08/25/06      152,691,000           312,932         -                 11/25/09         152,691,000            312,932            -
09/25/06      152,691,000           312,932         -                 12/25/09         152,691,000            302,837            -
10/25/06      152,691,000           302,837         -                 01/25/10         152,691,000            312,932            -
11/25/06      152,691,000           312,932         -                 02/25/10         152,691,000            312,932            -
12/25/06      152,691,000           302,837         -                 03/25/10         152,691,000            282,648            -
01/25/07      152,691,000           312,932         -                 04/25/10         152,691,000            312,932            -
02/25/07      152,691,000           312,932         -                 05/25/10         152,691,000            302,837            -
03/25/07      152,691,000           282,648         -                 06/25/10         152,691,000            312,932     3,893,446
04/25/07      152,691,000           312,932         -                 07/25/10         148,797,554            295,115     5,114,789
05/25/07      152,691,000           302,837         -                 08/25/10         143,682,765            294,470     4,936,713
06/25/07      152,691,000           312,932         -                 09/25/10         138,746,052            284,352     4,764,894
07/25/07      152,691,000           302,837         -                 10/25/10         133,981,157            265,729     4,599,112
08/25/07      152,691,000           312,932         -                 11/25/10         129,382,046            265,161     4,439,152
09/25/07      152,691,000           312,932         -                 12/25/10         124,942,894            247,803     4,284,809
10/25/07      152,691,000           302,837         -                 01/25/11         120,658,085            247,282     4,135,885
11/25/07      152,691,000           312,932         -                 02/25/11         116,522,200            238,806     3,992,188
12/25/07      152,691,000           302,837         -                 03/25/11         112,530,012            208,306   112,530,012
01/25/08      152,691,000           312,932         -

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FFML 04-FF10

                                              [BANC OF AMERICA SECURITIES LOGO]


ASSUMPTIONS
Recovery Delay                        12 months
Trigger                               Fail
Run to                                Maturity
Defaults are in addition to prepayments

CLASS M3


                       ------------------------------------------------------------------------------------------------------------
                                           SEVERITY: 40%                                          SEVERITY: 50%
-----------------------------------------------------------------------------------------------------------------------------------
                              FORWARD LIBOR            FORWARD + 100 BPS            FORWARD LIBOR              FORWARD + 100 BPS
                       -------------------------- --------------------------- --------------------------- -------------------------
                         50% PPC       100% PPC     50% PPC       100% PPC      50% PPC       100% PPC       50% PPC      100% PPC
---------------------- ------------- ------------ ------------- ------------- ------------- ------------- ------------ ------------
CDR                        6.8%          6.4%         6.1%          5.5%          5.5%          5.1%          4.9%          4.4%
Yield                     6.492%        6.257%       7.315%        7.160%        6.172%        6.240%        7.227%        7.072%
Discount Margin           1.877%        1.828%       1.695%        1.710%        1.563%        1.798%        1.604%        1.616%
WAL (years)               20.83         12.68        21.65         13.02         22.11         13.06          22.59        13.37
Mod Dur (years)           11.72          8.77        10.91          8.39         11.91          8.93          11.06         8.52
Principal Window        213 to 359    126 to 359   223 to 359    130 to 359    229 to 359    130 to 359    234 to 359    133 to 359
Principal Writedown       0.99%         3.01%        8.98%         5.37%         13.97%        3.70%         13.07%        7.33%
Cum Loss                  12.23%        7.24%        11.27%        6.34%         12.96%        7.40%         11.84%        6.47%
-----------------------------------------------------------------------------------------------------------------------------------


CLASS M5


                       -------------------------------------------------------------------------------------------------------------
                                              SEVERITY: 40%                                         SEVERITY: 50%
------------------------------------------------------------------------------------------------------------------------------------
                              FORWARD LIBOR              FORWARD + 100 BPS             FORWARD LIBOR           FORWARD + 100 BPS
                       ---------------------------- --------------------------- -------------------------- -------------------------
                          50% PPC       100% PPC       50% PPC       100% PPC     50% PPC       100% PPC      50% PPC     100% PPC
---------------------- -------------- ------------- -------------- ------------ ------------- ------------ ------------- -----------
CDR                         6.1%          5.4%           5.5%          4.5%         4.9%          4.3%          4.4%         3.6%
Yield                      7.641%        6.966%         8.294%        8.169%       7.555%        7.117%        8.690%       8.159%
Discount Margin            3.017%        2.500%         2.681%        2.669%       2.932%        2.637%        3.042%       2.653%
WAL (years)                23.72         14.74          24.67         14.94        24.65         15.05          24.83       15.26
Mod Dur (years)            10.58          8.60           9.69          8.20        10.65          8.70          9.95         8.28
Principal Window         252 to 359    150 to 359     265 to 359    152 to 359   264 to 359    153 to 359    266 to 359   155 to 359
Principal Writedown        19.40%        17.63%         31.99%        12.07%       24.15%        15.59%        16.21%       12.59%
Cum Loss                   11.25%        6.23%          10.39%        5.29%        11.81%        6.33%         10.84%       5.38%
------------------------------------------------------------------------------------------------------------------------------------


CLASS M6


                       ------------------------------------------------------------------------------------------------------------
                                            SEVERITY: 40%                                         SEVERITY: 50%
-----------------------------------------------------------------------------------------------------------------------------------
                               FORWARD LIBOR           FORWARD + 100 BPS             FORWARD LIBOR            FORWARD + 100 BPS
                       --------------------------- --------------------------- -------------------------- -------------------------
                          50% PPC       100% PPC      50% PPC       100% PPC     50% PPC      100% PPC       50% PPC      100% PPC
---------------------- ------------- ------------- -------------- ------------ ------------ ------------- ------------- -----------
CDR                        5.7%          4.8%           4.8%          4.0%         4.5%          3.9%          3.8%         3.3%
Yield                     8.116%        7.913%         9.038%        8.694%       8.120%        7.149%        9.067%       7.081%
Discount Margin           3.470%        3.404%         3.381%        3.166%       3.468%        2.669%        3.403%       1.629%
WAL (years)               23.52         14.52          24.33         14.87        24.31         15.24          24.93       15.96
Mod Dur (years)           10.53          8.56           9.78          8.20        10.65          8.65          9.86         8.21
Principal Window        249 to 359    147 to 359     259 to 359    151 to 359   259 to 359    155 to 359    267 to 359   163 to 359
Principal Writedown       4.31%         0.20%          7.19%         1.82%        4.35%         17.03%         5.40%       31.61%
Cum Loss                  10.67%        5.60%          9.31%         4.74%        11.02%        5.79%          9.58%       4.96%
-----------------------------------------------------------------------------------------------------------------------------------


CLASS M7


                       ------------------------------------------------------------------------------------------------------------
                                            SEVERITY: 40%                                          SEVERITY: 50%
-----------------------------------------------------------------------------------------------------------------------------------
                              FORWARD LIBOR           FORWARD + 100 BPS             FORWARD LIBOR             FORWARD + 100 BPS
                       -------------------------- ------------------------  ---------------------------- --------------------------
                          50% PPC      100% PPC     50% PPC     100% PPC       50% PPC        100% PPC     50% PPC      100% PPC
---------------------- ------------- ------------ ----------- ------------- -------------- ------------- ----------- --------------
CDR                        4.4%         4.4%         4.4%        3.8%           3.5%          3.5%         3.5%          3.1%
Yield                      8.137%       7.814%       8.437%      7.530%         8.102%        7.864%       8.507%        5.258%
Discount Margin            3.476%       3.288%       2.924%      2.023%         3.441%        3.329%       2.973%       -0.169%
WAL (years)                25.32        15.57        17.69       16.18          25.94         15.86         18.75        17.51
Mod Dur (years)            10.80         8.84         7.95        8.66          10.85          8.93         8.15          8.89
Principal Window         274 to 359   159 to 359   37 to 359   166 to 359     283 to 359    162 to 359    36 to 359    181 to 359
Principal Writedown        3.63%        4.20%        8.54%       17.65%         6.35%         2.94%        10.77%        47.42%
Cum Loss                   8.65%        5.18%        8.67%       4.53%          8.91%         5.24%         8.93%        4.68%
-----------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FFML 04-FF10

                                              [BANC OF AMERICA SECURITIES LOGO]

ASSUMPTIONS
100% PPC               18% CPR for 1-24 months, 50% CPR up to month 31, 12%
                       CPR thereafter
Loss Severity          60%
Recovery Delay         12 months
Trigger                Fail
Libor                  Forward + 200 bp
Run to                 Maturity
Defaults are in addition to prepayments


------------------------------------------------------
CDR* (%)                                          7.9
Cum Loss (%)                                    16.91
------------------------------------------------------

* CDR at which M1 is completely written down


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FFML 04-FF10

                                              [BANC OF AMERICA SECURITIES LOGO]


ASSUMPTIONS
100% PPC              18% CPR for 1-24 months, 50% CPR up to month 31, 12%
                      CPR thereafter
Loss Severity         40%
Recovery Delay        12 months
Trigger               Fail
Libor                 Forward + 200 bp
Run to                Maturity
Defaults are in addition to prepayments


------------------------------------------------------
CDR* (%)                                         12.8
Cum Loss (%)                                    15.49
------------------------------------------------------

* CDR at which M1 is completely written down

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FFML 04-FF10

                                              [BANC OF AMERICA SECURITIES LOGO]


ASSUMPTIONS
100% PPC                  18% CPR for 1-24 months, 50% CPR upto month 31,
                          12% CPR thereafter
Loss Severity             50%
Recovery Delay            12 months
Trigger                   Fail
Libor                     Forward + 200 bp
Run to                    Maturity
Defaults are in addition to prepayments

------------------------------------------------------
CDR* (%)                                          9.8
Cum Loss (%)                                    16.34
------------------------------------------------------

* CDR at which M1 is completely written down

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FFML 04-FF10

                                              [BANC OF AMERICA SECURITIES LOGO]


BOND CLASS: M1


------------------------------------------------------------------------------------------------------------------------------------
   BEG BAL    RTG (S/F/D)    INT TYPE    IDX     IDX MGN   ACRU INT    ACT DLY      SETTLE      CALL PCT  FST ACRU DT   FST PMT DT
------------------------------------------------------------------------------------------------------------------------------------
 79,365,000     AA/AA/AA       FLT      LBR1M     0.85%        0          0       10/21/2004      10%      10/21/2004    11/25/2004
------------------------------------------------------------------------------------------------------------------------------------

Duration              4.20

ASSUMPTIONS
1M Libor              1.84%
6M Libor              2.17%


PAY DATE     PERFORMING BALANCE    INTEREST         PRINCIPAL          PAY DATE      PERFORMING BALANCE      INTEREST     PRINCIPAL
11/25/04        79,365,000         207,562              -              02/25/08           57,948,476         134,231      1,977,051
12/25/04        79,365,000         177,910              -              03/25/08           55,971,424         121,287      1,908,777
01/25/05        79,365,000         183,840              -              04/25/08           54,062,647         125,230      1,842,881
02/25/05        79,365,000         183,840              -              05/25/08           52,219,766         117,059      1,779,280
03/25/05        79,365,000         166,049              -              06/25/08           50,440,487         116,840      1,717,893
04/25/05        79,365,000         183,840              -              07/25/08           48,722,594         109,220      1,658,643
05/25/05        79,365,000         177,910              -              08/25/08           47,063,951         109,018      1,601,455
06/25/05        79,365,000         183,840              -              09/25/08           45,462,496         105,309      1,546,257
07/25/05        79,365,000         177,910              -              10/25/08           43,916,239          98,446      1,492,979
08/25/05        79,365,000         183,840              -              11/25/08           42,423,260          98,269      1,441,554
09/25/05        79,365,000         183,840              -              12/25/08           40,981,706          91,867      1,391,918
10/25/05        79,365,000         177,910              -              01/25/09           39,589,788          91,705      1,344,007
11/25/05        79,365,000         183,840              -              02/25/09           38,245,782          88,592      1,297,761
12/25/05        79,365,000         177,910              -              03/25/09           36,948,021          77,303      1,253,122
01/25/06        79,365,000         183,840              -              04/25/09           35,694,899          82,683      1,210,034
02/25/06        79,365,000         183,840              -              05/25/09           34,484,865          77,304      1,168,442
03/25/06        79,365,000         166,049              -              06/25/09           33,316,423          77,174      1,128,295
04/25/06        79,365,000         183,840              -              07/25/09           32,188,128          72,155      1,089,541
05/25/06        79,365,000         177,910              -              08/25/09           31,098,587          72,036      1,052,167
06/25/06        79,365,000         183,840              -              09/25/09           30,046,420          69,599      1,016,085
07/25/06        79,365,000         177,910              -              10/25/09           29,030,335          65,076      1,001,818
08/25/06        79,365,000         183,840              -              11/25/09           28,028,518          64,925        966,841
09/25/06        79,365,000         183,840              -              12/25/09           27,061,677          60,663        933,094
10/25/06        79,365,000         177,910              -              01/25/10           26,128,583          60,524        900,536
11/25/06        79,365,000         183,840              -              02/25/10           25,228,047          58,438        869,123
12/25/06        79,365,000         177,910              -              03/25/10           24,358,924          50,964        838,815
01/25/07        79,365,000         183,840              -              04/25/10           23,520,108          54,482        809,573
02/25/07        79,365,000         183,840              -              05/25/10           22,710,535          50,909        781,360
03/25/07        79,365,000         166,049              -              06/25/10           21,929,175          50,796        754,138
04/25/07        79,365,000         183,840              -              07/25/10           21,175,036          47,467        727,874
05/25/07        79,365,000         177,910              -              08/25/10           20,447,163          47,364        702,532
06/25/07        79,365,000         183,840              -              09/25/10           19,744,630          45,736        678,081
07/25/07        79,365,000         177,910              -              10/25/10           19,066,549          42,741        654,489
08/25/07        79,365,000         183,840              -              11/25/10           18,412,060          42,649        631,725
09/25/07        79,365,000         183,840              -              12/25/10           17,780,335          39,858        609,761
10/25/07        79,365,000         177,910              -              01/25/11           17,170,574          39,774        588,568
11/25/07        79,365,000         183,840      2,856,110              02/25/11           16,582,005          38,410        568,119
12/25/07        76,508,890         171,507     16,512,625              03/25/11           16,013,886          33,505     16,013,886
01/25/08        59,996,266         138,975      2,047,790


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FFML 04-FF10

                                              [BANC OF AMERICA SECURITIES LOGO]


ASSUMPTIONS
Prepay speed                    100% PPC
Loss Severity                   40%
Recovery Delay                  0 months
Trigger                         Fail
Libor                           Forward
Run to                          Call
Defaults are in addition to prepayments

CLASS M2
-------------------------------------------------------------------
                                                     + 200 bp
-------------------------------------------------------------------
CDR Break (%)                                          6.3%
Cum Loss (%)                                          6.59%
-------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FFML 04-FF10

                                              [BANC OF AMERICA SECURITIES LOGO]


ASSUMPTIONS
FRM PPC              0% to 18% over 12 months, 18% up to month 24, 18% to 21% from month 25 to 120, 21% thereafter
ARM PPC              0% to 30% over 18 months, 30% to 50% from month 19 to 24, 50% to 30% from month 25 to 40, 30% thereafter
CDR Vector           0% to 8% over 24 months, 8% up to month 48, 8% to 5% from month 49 to 120, 5% thereafter
Loss Severity        45%
Recovery Delay       12 MONTHS
Trigger              Fail
Run to               Maturity
Defaults are in addition to prepayments



-------------- ------------------- -------------------- ---------------------
                                        Fwd Libor        Fwd Libor + 200 bp
-------------- ------------------- -------------------- ---------------------
Class M4       CDR Multiple               77.1                  59.5
               Cum Loss (%)               5.38                  4.26
-------------- ------------------- -------------------- ---------------------
Class M5       CDR Multiple               66.6                  51.6
               Cum Loss (%)               4.72                  3.74
-------------- ------------------- -------------------- ---------------------
Class M6       CDR Multiple               56.7                  44.2
               Cum Loss (%)               4.07                  3.24
-------------- ------------------- -------------------- ---------------------
Class M7       CDR Multiple               51.6                  40.8
               Cum Loss (%)               3.73                  3.00
-------------- ------------------- -------------------- ---------------------


ASSUMPTIONS
FRM PPC              0% to 18% over 12 months, 18% up to month 24, 18% to 21% from month 25 to 120, 21% thereafter
ARM PPC              0% to 30% over 18 months, 30% to 50% from month 19 to 24, 50% to 30% from month 25 to 40, 30% thereafter
CDR Vector           0% to 8% over 24 months, 8% up to month 48, 8% to 5% from month 49 to 120, 5% thereafter
Loss Severity        45%
Recovery Delay       0 MONTHS
Trigger              Fail
Run to               Call
Defaults are in addition to prepayments


-------------- ------------------- -------------------- ---------------------
                                        Fwd Libor        Fwd Libor + 200 bp
-------------- ------------------- -------------------- ---------------------
Class M4       CDR Multiple               110.9                 71.2
               Cum Loss (%)               6.60                  4.50
-------------- ------------------- -------------------- ---------------------
Class M5       CDR Multiple               99.2                  62.2
               Cum Loss (%)                6.0                   4.0
-------------- ------------------- -------------------- ---------------------
Class M6       CDR Multiple               87.2                  53.7
               Cum Loss (%)               5.38                  3.48
-------------- ------------------- -------------------- ---------------------
Class M7       CDR Multiple               79.6                  48.1
               Cum Loss (%)               4.97                  3.15
-------------- ------------------- -------------------- ---------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FFML 04-FF10

                                               [BANC OF AMERICA SECURITIES LOGO]


ASSUMPTIONS
Libor                         Static
Run to                        Call


CLASS A-1
-------------------------------------------------------------------------------
                      5% CPR      10% CPR     15% CPR     20% CPR      25% CPR
-------------------------------------------------------------------------------
WAL (years)            2.72         1.42        0.95        0.71        0.57
Principal Window      1 to 67     1 to 35     1 to 23     1 to 17      1 to 13
-------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FML 04-FF10

                                               [BANC OF AMERICA SECURITIES LOGO]


ASSUMPTIONS
Prepay Speed         5% CPR
Run to               Call
* No credit for excess spread

CLASS A-1


                      ------------------------------------------------------------------------------------------------------------
                                                                                                               LIBOR
                      ------------------------------------------------------------------------------------------------------------
                                        5%                                         6%                                        7%
----------------------------------------------------------------------------------------------------------------------------------
 PD      DATE          BALANCE          AFC      EFF AFC*        BALANCE           AFC     EFF AFC*        BALANCE           AFC
----------------------------------------------------------------------------------------------------------------------------------
  1     11/25/2004     311,532,000     5.19%       5.32%        311,532,000       5.19%      6.32%        311,532,000       5.19%
  2     12/25/2004     306,238,144     6.06%       6.06%        306,238,144       6.06%      6.32%        306,238,144       6.06%
  3      1/25/2005     300,966,196     5.86%       5.86%        300,966,196       5.86%      6.33%        300,966,196       5.86%
  4      2/25/2005     295,716,062     5.86%       5.86%        295,716,062       5.86%      6.33%        295,716,062       5.86%
  5      3/25/2005     290,487,648     6.49%       6.49%        290,487,648       6.49%      6.49%        290,487,648       6.49%
  6      4/25/2005     285,280,859     5.87%       5.87%        285,280,859       5.87%      6.33%        285,280,859       5.87%
  7      5/25/2005     280,095,748     6.07%       6.07%        280,095,748       6.07%      6.32%        280,095,748       6.07%
  8      6/25/2005     274,932,075     5.87%       5.87%        274,932,075       5.87%      6.32%        274,932,075       5.87%
  9      7/25/2005     269,789,747     6.07%       6.07%        269,789,747       6.07%      6.33%        269,789,747       6.07%
 10      8/25/2005     264,668,673     5.87%       5.87%        264,668,673       5.87%      6.32%        264,668,673       5.87%
 11      9/25/2005     259,568,760     5.88%       5.88%        259,568,760       5.88%      6.31%        259,568,760       5.88%
 12     10/25/2005     254,489,917     6.09%       6.09%        254,489,917       6.09%      6.32%        254,489,917       6.09%
 13     11/25/2005     249,432,481     5.89%       5.89%        249,432,490       5.89%      6.31%        249,432,490       5.89%
 14     12/25/2005     244,395,931     6.09%       6.09%        244,395,949       6.09%      6.32%        244,395,949       6.09%
 15      1/25/2006     239,380,176     5.89%       5.89%        239,380,202       5.89%      6.30%        239,380,202       5.89%
 16      2/25/2006     234,385,126     5.89%       5.89%        234,385,162       5.89%      6.29%        234,385,162       5.89%
 17      3/25/2006     229,410,693     6.52%       6.52%        229,410,737       6.52%      6.52%        229,410,737       6.52%
 18      4/25/2006     224,456,786     5.91%       5.91%        224,456,838       5.91%      6.28%        224,456,838       5.91%
 19      5/25/2006     219,523,479     6.10%       6.10%        219,523,594       6.10%      6.32%        219,523,601       6.10%
 20      6/25/2006     214,610,521     5.91%       5.91%        214,610,698       5.91%      6.27%        214,610,713       5.91%
 21      7/25/2006     209,717,824     6.10%       6.10%        209,718,063       6.10%      6.31%        209,718,085       6.10%
 22      8/25/2006     204,845,300     5.91%       5.91%        204,845,600       5.91%      6.24%        204,845,629       5.91%
 23      9/25/2006     199,992,861     5.91%       5.91%        199,993,222       5.91%      6.24%        199,993,259       5.91%
 24     10/25/2006     195,160,456     7.95%       7.95%        195,160,878       7.99%      7.99%        195,160,923       7.99%
 25     11/25/2006     190,445,214     7.70%       7.70%        190,446,336       7.73%      7.73%        190,446,433       7.73%
 26     12/25/2006     185,749,235     7.95%       7.95%        185,751,055       7.99%      7.99%        185,751,204       7.99%
 27      1/25/2007     181,072,435     7.70%       7.70%        181,074,950       7.73%      7.73%        181,075,151       7.73%
 28      2/25/2007     176,414,729     7.70%       7.70%        176,417,935       7.73%      7.73%        176,418,188       7.73%
 29      3/25/2007     171,776,032     8.52%       8.52%        171,779,928       8.56%      8.56%        171,780,232       8.56%
 30      4/25/2007     167,156,265     7.78%       7.78%        167,160,852       8.32%      8.32%        167,161,207       8.35%
 31      5/25/2007     162,559,348     8.04%       8.04%        162,583,270       8.60%      8.60%        162,584,216       8.63%
 32      6/25/2007     157,981,172     7.78%       7.78%        158,024,356       8.32%      8.32%        158,025,890       8.36%
 33      7/25/2007     153,421,655     8.04%       8.04%        153,484,025       8.60%      8.60%        153,486,147       8.63%
 34      8/25/2007     148,880,714     7.78%       7.78%        148,962,197       8.32%      8.32%        148,964,903       8.36%
 35      9/25/2007     144,358,268     7.78%       7.78%        144,458,788       8.32%      8.32%        144,462,077       8.36%
 36     10/25/2007     139,854,359     8.50%       8.50%        139,973,870       9.15%      9.15%        139,977,744       9.70%
 37     11/25/2007     135,395,428     8.23%       8.23%        135,537,262       8.85%      8.85%        135,557,500       9.39%
 38     12/25/2007     130,954,580     8.50%       8.50%        131,118,650       9.15%      9.15%        131,155,202       9.70%
 39      1/25/2008     126,531,736     8.23%       8.23%        126,717,954       8.85%      8.85%        126,770,771       9.39%
 40      2/25/2008     122,126,814     8.23%       8.23%        122,335,094       8.85%      8.85%        122,404,126       9.39%
 41      3/25/2008     117,739,734     8.80%       8.80%        117,969,990       9.46%      9.46%        118,055,187      10.04%
 42      4/25/2008     113,370,418     8.25%       8.25%        113,622,577       9.00%      9.00%        113,723,912       9.62%
 43      5/25/2008     109,020,009     8.52%       8.52%        109,299,163       9.30%      9.30%        109,419,479       9.94%
 44      6/25/2008     104,687,200     8.25%       8.25%        104,993,239       9.00%      9.00%        105,132,477       9.62%
 45      7/25/2008     100,371,910     8.52%       8.52%        100,704,726       9.30%      9.30%        100,862,829       9.95%
 46      8/25/2008      96,074,063     8.25%       8.25%         96,433,546       9.00%      9.00%         96,610,455       9.62%
 47      9/25/2008      91,793,579     8.25%       8.25%         92,179,620       9.00%      9.00%         92,375,278       9.63%
 48     10/25/2008      87,530,381     8.52%       8.52%         87,942,871       9.32%      9.32%         88,157,232      10.10%
 49     11/25/2008      83,284,393     8.25%       8.25%         83,724,266       9.02%      9.02%         83,961,689       9.77%
 50     12/25/2008      79,055,536     8.52%       8.52%         79,522,678       9.32%      9.32%         79,783,090      10.10%
 51      1/25/2009      74,843,734     8.25%       8.25%         75,338,032       9.02%      9.02%         75,621,358       9.77%
 52      2/25/2009      70,648,910     8.25%       8.25%         71,170,251       9.02%      9.02%         71,476,418       9.77%
 53      3/25/2009      66,470,989     9.13%       9.13%         67,019,258       9.99%      9.99%         67,348,191      10.82%
 54      4/25/2009      62,309,894     8.25%       8.25%         62,884,977       9.02%      9.02%         63,236,602       9.79%
 55      5/25/2009      58,165,551     8.52%       8.52%         58,767,332       9.32%      9.32%         59,142,471      10.12%
 56      6/25/2009      54,037,883     8.25%       8.25%         54,666,249       9.02%      9.02%         55,064,823       9.79%
 57      7/25/2009      49,926,817     8.52%       8.52%         50,581,652       9.32%      9.32%         51,003,584      10.12%
 58      8/25/2009      45,832,277     8.25%       8.25%         46,513,466       9.02%      9.02%         46,958,679       9.80%
 59      9/25/2009      41,753,528     8.26%       8.26%         42,460,957       9.03%      9.03%         42,929,372       9.81%
 60     10/25/2009      37,692,232     8.82%       8.82%         38,425,994       9.66%      9.66%         38,917,617      10.46%
 61     11/25/2009      33,223,544     8.54%       8.54%         34,042,742       9.35%      9.35%         34,604,516      10.12%
 62     12/25/2009      28,771,321     8.82%       8.82%         29,675,539       9.66%      9.66%         30,307,194      10.46%
 63      1/25/2010      24,335,483     8.54%       8.54%         25,324,304       9.35%      9.35%         26,025,569      10.12%
 64      2/25/2010      19,915,951     8.54%       8.54%         20,988,958       9.35%      9.35%         21,759,562      10.12%
 65      3/25/2010      15,512,645     9.45%       9.45%         16,669,421      10.35%     10.35%         17,509,091      11.21%
 66      4/25/2010      11,125,487     8.54%       8.54%         12,365,970       9.42%      9.42%         13,274,531      10.23%
 67      5/25/2010       6,754,397     8.82%       8.82%          8,086,526       9.74%      9.74%          9,067,581      10.57%
 68      6/25/2010       2,399,298     8.54%       8.54%          3,822,607       9.42%      9.42%          4,875,863      10.23%
 69      7/25/2010                                                                                            699,297      10.57%



                      ----------------------------------------------------------------

                      ----------------------------------------------------------------
                                                              8%
--------------------------------------------------------------------------------------
 PD      DATE                EFF AFC*        BALANCE          AFC         EFF AFC*
--------------------------------------------------------------------------------------
  1     11/25/2004            7.32%        311,532,000       5.19%          8.32%
  2     12/25/2004            7.32%        306,238,144       6.06%          8.31%
  3      1/25/2005            7.33%        300,966,196       5.86%          8.33%
  4      2/25/2005            7.32%        295,716,062       5.86%          8.32%
  5      3/25/2005            7.32%        290,487,648       6.49%          8.31%
  6      4/25/2005            7.31%        285,280,859       5.87%          8.30%
  7      5/25/2005            7.30%        280,095,748       6.07%          8.28%
  8      6/25/2005            7.29%        274,932,075       5.87%          8.25%
  9      7/25/2005            7.29%        269,789,747       6.07%          8.24%
 10      8/25/2005            7.26%        264,668,673       5.87%          8.21%
 11      9/25/2005            7.24%        259,568,760       5.88%          8.18%
 12     10/25/2005            7.23%        254,489,917       6.09%          8.15%
 13     11/25/2005            7.21%        249,432,490       5.89%          8.11%
 14     12/25/2005            7.20%        244,395,949       6.09%          8.09%
 15      1/25/2006            7.17%        239,380,202       5.89%          8.04%
 16      2/25/2006            7.14%        234,385,162       5.89%          7.99%
 17      3/25/2006            7.22%        229,410,737       6.52%          8.05%
 18      4/25/2006            7.09%        224,456,838       5.91%          7.90%
 19      5/25/2006            7.11%        219,523,601       6.10%          7.90%
 20      6/25/2006            7.03%        214,610,713       5.91%          7.80%
 21      7/25/2006            7.05%        209,718,085       6.10%          7.80%
 22      8/25/2006            6.96%        204,845,629       5.91%          7.68%
 23      9/25/2006            6.93%        199,993,259       5.91%          7.63%
 24     10/25/2006            7.99%        195,160,923       7.99%          8.26%
 25     11/25/2006            7.73%        190,446,439       7.73%          8.16%
 26     12/25/2006            7.99%        185,751,216       7.99%          8.24%
 27      1/25/2007            7.73%        181,075,169       7.73%          8.13%
 28      2/25/2007            7.73%        176,418,213       7.73%          8.11%
 29      3/25/2007            8.56%        171,780,263       8.56%          8.56%
 30      4/25/2007            8.35%        167,161,244       8.36%          8.39%
 31      5/25/2007            8.63%        162,584,298       8.63%          8.63%
 32      6/25/2007            8.36%        158,026,016       8.36%          8.39%
 33      7/25/2007            8.63%        153,486,316       8.63%          8.63%
 34      8/25/2007            8.36%        148,965,117       8.36%          8.39%
 35      9/25/2007            8.36%        144,462,334       8.36%          8.39%
 36     10/25/2007            9.70%        139,978,045       9.74%          9.74%
 37     11/25/2007            9.39%        135,558,299       9.43%          9.43%
 38     12/25/2007            9.70%        131,156,500       9.74%          9.74%
 39      1/25/2008            9.39%        126,772,566       9.43%          9.43%
 40      2/25/2008            9.39%        122,406,417       9.43%          9.43%
 41      3/25/2008            10.04%       118,057,973      10.08%         10.08%
 42      4/25/2008            9.62%        113,727,196      10.16%         10.16%
 43      5/25/2008            9.94%        109,436,626      10.50%         10.50%
 44      6/25/2008            9.62%        105,163,458      10.16%         10.16%
 45      7/25/2008            9.95%        100,907,612      10.50%         10.50%
 46      8/25/2008            9.62%         96,669,010      10.16%         10.16%
 47      9/25/2008            9.63%         92,447,573      10.16%         10.16%
 48     10/25/2008            10.10%        88,243,255      10.65%         10.65%
 49     11/25/2008            9.77%         84,061,420      10.31%         10.31%
 50     12/25/2008            10.10%        79,896,499      10.65%         10.65%
 51      1/25/2009            9.77%         75,748,413      10.31%         10.31%
 52      2/25/2009            9.77%         71,617,087      10.31%         10.31%
 53      3/25/2009            10.82%        67,502,443      11.42%         11.42%
 54      4/25/2009            9.79%         63,404,417      10.46%         10.46%
 55      5/25/2009            10.12%        59,327,588      10.81%         10.81%
 56      6/25/2009            9.79%         55,267,202      10.46%         10.46%
 57      7/25/2009            10.12%        51,223,182      10.81%         10.81%
 58      8/25/2009            9.80%         47,195,455      10.46%         10.46%
 59      9/25/2009            9.81%         43,183,283      10.47%         10.47%
 60     10/25/2009            10.46%        39,188,682      11.15%         11.15%
 61     11/25/2009            10.12%        34,928,259      10.79%         10.79%
 62     12/25/2009            10.46%        30,683,457      11.15%         11.15%
 63      1/25/2010            10.12%        26,454,196      10.79%         10.79%
 64      2/25/2010            10.12%        22,240,395      10.79%         10.79%
 65      3/25/2010            11.21%        18,041,973      11.95%         11.95%
 66      4/25/2010            10.23%        13,859,302      10.90%         10.90%
 67      5/25/2010            10.57%         9,704,111      11.26%         11.26%
 68      6/25/2010            10.23%         5,563,992      10.90%         10.90%
 69      7/25/2010            10.57%         1,438,865      11.26%         11.26%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FFML 04-FF10

                                               [BANC OF AMERICA SECURITIES LOGO]

PRICE TO YLD TABLE
BOND CLASS: M7F

-----------------------------------------------------------------------------------------------------------------------------
      BEG BAL         RTG (S/F/D)   INT TYPE      CPN     ACRU INT     ACT DLY      SETTLE      FST ACRU DT     FST PMT DT
     2,000,000         BBB-/NR/NR     FIX        5.50%      6,111        24       10/21/2004     10/1/2004      11/25/2004
-----------------------------------------------------------------------------------------------------------------------------
         PX              0% PPC     50% PPC     75% PPC   100% PPC    125% PPC     150% PPC      175% PPC
--------------------------------------------------------------------------------------------------------------
      80.28020           7.293       9.984      11.575     12.865      13.440       13.511        13.511
      80.34270           7.287       9.968      11.553     12.838      13.411       13.482        13.482
      80.40520           7.280       9.951      11.531     12.811      13.382       13.453        13.453
      80.46770           7.273       9.935      11.508     12.784      13.353       13.423        13.423
      80.53020           7.267       9.919      11.486     12.757      13.324       13.394        13.394
      80.59270           7.260       9.902      11.464     12.730      13.295       13.365        13.365
      80.65520           7.254       9.886      11.442     12.703      13.266       13.336        13.336
      80.71770           7.247       9.870      11.420     12.677      13.237       13.307        13.307
      80.78020           7.241       9.854      11.398     12.650      13.208       13.277        13.277
      80.84270           7.234       9.837      11.376     12.623      13.179       13.248        13.248
      80.90520           7.228       9.821      11.354     12.596      13.151       13.219        13.219
      80.96770           7.221       9.805      11.332     12.570      13.122       13.190        13.190
      81.03020           7.215       9.789      11.310     12.543      13.093       13.161        13.161
      81.09270           7.208       9.773      11.288     12.516      13.064       13.132        13.132
      81.15520           7.202       9.757      11.266     12.490      13.036       13.103        13.103
      81.21770           7.195       9.740      11.244     12.463      13.007       13.074        13.074
      81.28020           7.189       9.724      11.222     12.436      12.978       13.045        13.045
      81.34270           7.182       9.708      11.200     12.410      12.949       13.016        13.016
      81.40520           7.176       9.692      11.178     12.383      12.921       12.987        12.987
      81.46770           7.170       9.676      11.156     12.357      12.892       12.958        12.958
      81.53020           7.163       9.660      11.135     12.330      12.864       12.930        12.930
      81.59270           7.157       9.644      11.113     12.304      12.835       12.901        12.901
      81.65520           7.150       9.628      11.091     12.277      12.807       12.872        12.872
      81.71770           7.144       9.612      11.069     12.251      12.778       12.843        12.843
      81.78020           7.137       9.596      11.048     12.225      12.750       12.815        12.815
      81.84270           7.131       9.580      11.026     12.198      12.721       12.786        12.786
      81.90520           7.125       9.564      11.004     12.172      12.693       12.757        12.757
      81.96770           7.118       9.548      10.983     12.146      12.664       12.729        12.729
      82.03020           7.112       9.532      10.961     12.119      12.636       12.700        12.700
      82.09270           7.106       9.516      10.939     12.093      12.608       12.671        12.671
      82.15520           7.099       9.500      10.918     12.067      12.579       12.643        12.643
--------------------------------------------------------------------------------------------------------------
WAL  TO CALL (YEARS)     24.42        6.04       4.23       3.40        3.12         3.09          3.09
--------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FFML 04-FF10

                                               [BANC OF AMERICA SECURITIES LOGO]

ASSUMPTIONS
FRM PPC          4% - 23% CPR months 1 - 12; 23% CPR months thereafter
ARM PPC          4% - 27% CPR months 1 - 12; 27% CPR months 13 - 22; 50% CPR months 23-27; 27% CPR month 28 and thereafter
Recovery Delay   12 months
Trigger          Fail
Run to           Maturity
Defaults are in addition to prepayments


CLASS M-4


               --------------------------------------------------------------------------------------------------------------------
                                    FORWARD LIBOR                                     LIBOR FLAT FOR 12 MONTHS, THEN + 400 BP
               --------------------------------------------------------------------------------------------------------------------
                       Severity: 35%             Severity: 55%                  Severity: 35%                 Severity: 55%
------------------------------------------------------------------------------------------------------------------------------------
               75% PPC  100% PPC  135% PPC   75% PPC  100% PPC  135% PPC   75% PPC  100% PPC  135% PPC   75% PPC  100% PPC  135% PPC
------------------------------------------------------------------------------------------------------------------------------------
   CDR (%)       7.1%     6.7%      6.4%       4.5%     4.3%      4.0%       5.9%     5.1%      4.1%       3.8%     3.3%      2.6%
Cum Loss (%)    8.78%    6.64%     4.86%      9.47%    7.06%     4.95%      7.58%    5.24%     3.22%      8.19%    5.56%     3.29%
  WAL (Yrs)     20.18    16.01     12.29      21.63    17.42     12.70      21.72    17.87     12.76      22.66    18.73     13.06
------------------------------------------------------------------------------------------------------------------------------------


CLASS M-5


               --------------------------------------------------------------------------------------------------------------------
                                    FORWARD LIBOR                                     LIBOR FLAT FOR 12 MONTHS, THEN + 400 BP
               --------------------------------------------------------------------------------------------------------------------
                       Severity: 35%             Severity: 55%                  Severity: 35%                 Severity: 55%
------------------------------------------------------------------------------------------------------------------------------------
               75% PPC  100% PPC  135% PPC   75% PPC  100% PPC  135% PPC   75% PPC  100% PPC  135% PPC   75% PPC  100% PPC  135% PPC
------------------------------------------------------------------------------------------------------------------------------------
   CDR (%)       6.5%     6.1%      5.6%       4.2%     3.9%      3.6%       5.5%     4.7%      3.5%       3.6%     3.0%      2.3%
Cum Loss (%)    8.18%    6.12%     4.30%      8.92%    6.47%     4.48%      7.15%    4.87%     2.78%      7.81%    5.09%     2.92%
  WAL (Yrs)     20.07    16.33     12.38      21.99    17.42     13.13      21.79    17.76     13.14      23.18    17.83     13.81
------------------------------------------------------------------------------------------------------------------------------------



CLASS M-6


               --------------------------------------------------------------------------------------------------------------------
                                    FORWARD LIBOR                                     LIBOR FLAT FOR 12 MONTHS, THEN + 400 BP
               --------------------------------------------------------------------------------------------------------------------
                       Severity: 35%             Severity: 55%                  Severity: 35%                 Severity: 55%
------------------------------------------------------------------------------------------------------------------------------------
               75% PPC  100% PPC  135% PPC   75% PPC  100% PPC  135% PPC   75% PPC  100% PPC  135% PPC   75% PPC  100% PPC  135% PPC
------------------------------------------------------------------------------------------------------------------------------------
   CDR (%)       6.1%     5.6%      4.8%       4.0%     3.6%      3.1%       5.1%     4.2%      3.0%       3.4%     2.7%      2.0%
Cum Loss (%)    7.77%    5.68%     3.73%      8.55%    6.01%     3.89%      6.71%    4.41%     2.40%      7.43%    4.61%     2.55%
  WAL (Yrs)     20.42    17.01     12.55      23.31    18.16     13.21      22.05    18.02     13.47      24.02    18.37     14.23
------------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FFML 04-FF10


                                               [BANC OF AMERICA SECURITIES LOGO]


ASSUMPTIONS
Prepay speed                                    100% PPC
Loss Severity                                   40%
Recovery Delay                                  12 months
Trigger                                         Fail
Libor                                           Forward
Run to                                          Maturity
Defaults are in addition to prepayments

CLASS M4
--------------------------------------------------------------------------------
                             + 0 bp            + 100 bp           + 200 bp
--------------------------------------------------------------------------------
CDR Break (%)                 5.9%               5.0%               4.0%
Prin Short (%)               12.77%             12.61%             16.18%
Cum Loss (%)                  6.74%              5.82%              4.75%
WAL (years)                  14.44              14.78              15.26
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FFML 04-FF10

                                               [BANC OF AMERICA SECURITIES LOGO]

ASSUMPTIONS
FRM PPC          2% - 12% CPR months 1 - 18; 12% CPR months thereafter
ARM PPC          5% - 30% CPR months 1 - 24; 60% CPR months 25 - 30; 50% CPR months 31 - 36; 40% CPR months 37 - 42; 35% CPR months 43 - 48; 30% CPR months thereafter
Forward Libor
Run to           Call



                  ------------------------                    ---------------------------------------------------------------------
                    CLASS A-2                                                            CLASS A-3
-----------------------------------------------------------------------------------------------------------------------------------
                    BEGINNING                                                                                 BEGINNING
PD    DATE           BALANCE      AFC       PD        DATE    BEGINNING BALANCE  AFC      PD    DATE           BALANCE        AFC
-----------------------------------------------------------------------------------------------------------------------------------
1    11/25/2004    588,470,000     5.19%     1     11/25/2004    122,698,000    5.19%     70     8/25/2010    118,010,406    7.92%
2    12/25/2004    588,470,000     6.06%     2     12/25/2004    122,698,000    6.06%     71     9/25/2010    115,174,135    7.91%
3     1/25/2005    588,470,000     5.86%     3      1/25/2005    122,698,000    5.86%     72    10/25/2010    112,413,527    8.25%
4     2/25/2005    588,470,000     5.86%     4      2/25/2005    122,698,000    5.86%     73    11/25/2010    109,727,796    7.98%
5     3/25/2005    588,470,000     6.49%     5      3/25/2005    122,698,000    6.49%     74    12/25/2010    107,113,415    8.23%
6     4/25/2005    588,470,000     5.87%     6      4/25/2005    122,698,000    5.87%     75     1/25/2011    104,568,365    7.96%
7     5/25/2005    588,470,000     6.07%     7      5/25/2005    122,698,000    6.07%     76     2/25/2011    102,090,685    7.95%
8     6/25/2005    588,470,000     5.87%     8      6/25/2005    122,698,000    5.87%     77     3/25/2011     99,678,470    8.79%
9     7/25/2005    588,470,000     6.07%     9      7/25/2005    122,698,000    6.07%     78     4/25/2011     97,329,876    7.94%
10    8/25/2005    588,470,000     5.88%     10     8/25/2005    122,698,000    5.88%     79     5/25/2011     95,043,273    8.19%
11    9/25/2005    588,470,000     5.88%     11     9/25/2005    122,698,000    5.88%     80     6/25/2011     92,816,740    7.92%
12   10/25/2005    588,470,000     6.08%     12    10/25/2005    122,698,000    6.08%     81     7/25/2011     90,648,586    8.17%
13   11/25/2005    588,470,000     5.88%     13    11/25/2005    122,698,000    5.88%     82     8/25/2011              -
14   12/25/2005    588,470,000     6.08%     14    12/25/2005    122,698,000    6.08%
15    1/25/2006    588,470,000     5.88%     15     1/25/2006    122,698,000    5.88%
16    2/25/2006    588,470,000     5.89%     16     2/25/2006    122,698,000    5.89%
17    3/25/2006    588,470,000     6.52%     17     3/25/2006    122,698,000    6.52%
18    4/25/2006    588,470,000     5.89%     18     4/25/2006    122,698,000    5.89%
19    5/25/2006    588,470,000     6.09%     19     5/25/2006    122,698,000    6.09%
20    6/25/2006    588,470,000     5.89%     20     6/25/2006    122,698,000    5.89%
21    7/25/2006    588,470,000     6.09%     21     7/25/2006    122,698,000    6.09%
22    8/25/2006    584,984,169     5.90%     22     8/25/2006    122,698,000    5.90%
23    9/25/2006    562,847,537     5.90%     23     9/25/2006    122,698,000    5.90%
24   10/25/2006    540,240,814     7.17%     24    10/25/2006    122,698,000    7.17%
25   11/25/2006    487,529,790     6.93%     25    11/25/2006    122,698,000    6.93%
26   12/25/2006    438,641,064     7.16%     26    12/25/2006    122,698,000    7.16%
27    1/25/2007    393,293,575     6.93%     27     1/25/2007    122,698,000    6.93%
28    2/25/2007    351,226,967     6.92%     28     2/25/2007    122,698,000    6.92%
29    3/25/2007    312,200,064     7.66%     29     3/25/2007    122,698,000    7.66%
30    4/25/2007    276,034,702     7.08%     30     4/25/2007    122,698,000    7.08%
31    5/25/2007    250,126,478     7.31%     31     5/25/2007    122,698,000    7.31%
32    6/25/2007    225,634,459     7.07%     32     6/25/2007    122,698,000    7.07%
33    7/25/2007    202,479,369     7.30%     33     7/25/2007    122,698,000    7.30%
34    8/25/2007    180,586,385     7.06%     34     8/25/2007    122,698,000    7.06%
35    9/25/2007    159,884,896     7.06%     35     9/25/2007    122,698,000    7.06%
36   10/25/2007    140,334,718     7.68%     36    10/25/2007    122,698,000    7.68%
37   11/25/2007    126,340,300     7.43%     37    11/25/2007    122,698,000    7.43%
38   12/25/2007    126,340,300     7.67%     38    12/25/2007    122,698,000    7.67%
39    1/25/2008    126,340,300     7.41%     39     1/25/2008    122,698,000    7.41%
40    2/25/2008    126,340,300     7.41%     40     2/25/2008    122,698,000    7.41%
41    3/25/2008    126,340,300     7.91%     41     3/25/2008    122,698,000    7.91%
42    4/25/2008    121,755,847     7.53%     42     4/25/2008    122,698,000    7.53%
43    5/25/2008    114,407,093     7.77%     43     5/25/2008    122,698,000    7.77%
44    6/25/2008    107,302,822     7.52%     44     6/25/2008    122,698,000    7.52%
45    7/25/2008    100,434,554     7.76%     45     7/25/2008    122,698,000    7.76%
46    8/25/2008     93,794,110     7.51%     46     8/25/2008    122,698,000    7.51%
47    9/25/2008     87,373,595     7.50%     47     9/25/2008    122,698,000    7.50%
48   10/25/2008     81,170,657     7.83%     48    10/25/2008    122,698,000    7.83%
49   11/25/2008     76,074,566     7.58%     49    11/25/2008    122,698,000    7.58%
50   12/25/2008     71,117,329     7.82%     50    12/25/2008    122,698,000    7.82%
51    1/25/2009     66,294,990     7.57%     51     1/25/2009    122,698,000    7.57%
52    2/25/2009     61,603,702     7.56%     52     2/25/2009    122,698,000    7.56%
53    3/25/2009     57,039,736     8.37%     53     3/25/2009    122,698,000    8.37%
54    4/25/2009     52,599,468     7.65%     54     4/25/2009    122,698,000    7.65%
55    5/25/2009     48,280,242     7.90%     55     5/25/2009    122,698,000    7.90%
56    6/25/2009     44,077,730     7.64%     56     6/25/2009    122,698,000    7.64%
57    7/25/2009     39,988,617     7.89%     57     7/25/2009    122,698,000    7.89%
58    8/25/2009     36,009,683     7.63%     58     8/25/2009    122,698,000    7.63%
59    9/25/2009     32,137,426     7.63%     59     9/25/2009    122,698,000    7.63%
60   10/25/2009     28,369,312     8.17%     60    10/25/2009    122,698,000    8.17%
61   11/25/2009     24,640,945     7.90%     61    11/25/2009    122,698,000    7.90%
62   12/25/2009     21,013,687     8.15%     62    12/25/2009    122,698,000    8.15%
63    1/25/2010     17,484,650     7.88%     63     1/25/2010    122,698,000    7.88%
64    2/25/2010     14,051,030     7.87%     64     2/25/2010    122,698,000    7.87%
65    3/25/2010     10,710,106     8.71%     65     3/25/2010    122,698,000    8.71%
66    4/25/2010      7,459,246     7.95%     66     4/25/2010    122,698,000    7.95%
67    5/25/2010      4,297,583     8.21%     67     5/25/2010    122,698,000    8.21%
68    6/25/2010      1,220,820     7.93%     68     6/25/2010    122,698,000    7.93%
69    7/25/2010              -               69     7/25/2010    120,924,542    8.19%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FFML 04-FF10

                                               [BANC OF AMERICA SECURITIES LOGO]


ASSUMPTIONS
FRM PPC              2% - 12% CPR months 1 - 18; 12% CPR months thereafter
ARM PPC              5% - 30% CPR months 1 - 24; 60% CPR months 25 - 30; 50% CPR months 31 - 36; 40% CPR months 37 - 42; 35%
                     CPR months 43 - 48; 30% CPR months thereafter
Forward Libor
Run to               Call


CLASS A-3


                     ---------------------------------------------------------------------------------------------
                                                                 LIBOR
                     ---------------------------------------------------------------------------------------------
                                           9%                                             10%
------------------------------------------------------------------------------------------------------------------
PD         DATE           BALANCE         AFC          EFF AFC         BALANCE           AFC         EFF AFC
------------------------------------------------------------------------------------------------------------------
 1        11/25/2004      122,698,000     5.19%          9.32%         122,698,000       5.19%         10.00%
 2        12/25/2004      122,698,000     6.06%          9.32%         122,698,000       6.06%         10.00%
 3         1/25/2005      122,698,000     5.86%          9.33%         122,698,000       5.86%         10.00%
 4         2/25/2005      122,698,000     5.86%          9.33%         122,698,000       5.86%         10.00%
 5         3/25/2005      122,698,000     6.49%          9.33%         122,698,000       6.49%         10.00%
 6         4/25/2005      122,698,000     5.88%          9.33%         122,698,000       5.88%         10.00%
 7         5/25/2005      122,698,000     6.07%          9.32%         122,698,000       6.07%         9.99%
 8         6/25/2005      122,698,000     5.88%          9.32%         122,698,000       5.88%         9.98%
 9         7/25/2005      122,698,000     6.07%          9.32%         122,698,000       6.07%         9.97%
10         8/25/2005      122,698,000     5.88%          9.31%         122,698,000       5.88%         9.96%
11         9/25/2005      122,698,000     5.88%          9.30%         122,698,000       5.88%         9.95%
12        10/25/2005      122,698,000     6.09%          9.28%         122,698,000       6.09%         9.93%
13        11/25/2005      122,698,000     5.90%          9.28%         122,698,000       5.90%         9.92%
14        12/25/2005      122,698,000     6.09%          9.27%         122,698,000       6.09%         9.90%
15         1/25/2006      122,698,000     5.90%          9.26%         122,698,000       5.90%         9.88%
16         2/25/2006      122,698,000     5.90%          9.25%         122,698,000       5.90%         9.87%
17         3/25/2006      122,698,000     6.53%          9.26%         122,698,000       6.53%         9.87%
18         4/25/2006      122,698,000     5.91%          9.22%         122,698,000       5.91%         9.82%
19         5/25/2006      122,698,000     6.11%          9.23%         122,698,000       6.11%         9.82%
20         6/25/2006      122,698,000     5.92%          9.19%         122,698,000       5.92%         9.77%
21         7/25/2006      122,698,000     6.11%          9.19%         122,698,000       6.11%         9.77%
22         8/25/2006      122,698,000     5.92%          9.14%         122,698,000       5.92%         9.72%
23         9/25/2006      122,698,000     5.92%          9.13%         122,698,000       5.92%         9.69%
24        10/25/2006      122,698,000     7.96%          9.24%         122,698,000       7.96%         9.80%
25        11/25/2006      122,698,000     7.70%          9.28%         122,698,000       7.70%         9.86%
26        12/25/2006      122,698,000     7.94%          9.33%         122,698,000       7.94%         9.94%
27         1/25/2007      122,698,000     7.68%          9.39%         122,698,000       7.68%         10.02%
28         2/25/2007      122,698,000     7.67%          9.46%         122,698,000       7.67%         10.11%
29         3/25/2007      122,698,000     8.48%          9.42%         122,698,000       8.48%         10.11%
30         4/25/2007      122,698,000     8.22%          9.46%         122,698,000       8.22%         10.17%
31         5/25/2007      122,698,000     8.48%          9.43%         122,698,000       8.48%         10.15%
32         6/25/2007      122,698,000     8.19%          9.51%         122,698,000       8.19%         10.25%
33         7/25/2007      122,698,000     8.45%          9.45%         122,698,000       8.45%         10.20%
34         8/25/2007      122,698,000     8.17%          9.55%         122,698,000       8.17%         10.32%
35         9/25/2007      122,698,000     8.15%          9.58%         122,698,000       8.15%         10.36%
36        10/25/2007      122,698,000     9.39%          9.39%         122,698,000       9.39%         9.82%
37        11/25/2007      122,698,000     9.07%          9.12%         122,698,000       9.07%         9.93%
38        12/25/2007      122,698,000     9.35%          9.35%         122,698,000       9.35%         9.80%
39         1/25/2008      122,698,000     9.03%          9.10%         122,698,000       9.03%         9.91%
40         2/25/2008      122,698,000     9.02%          9.10%         122,698,000       9.02%         9.87%
41         3/25/2008      122,698,000     9.62%          9.62%         122,698,000       9.62%         9.63%
42         4/25/2008      122,698,000     9.62%          9.62%         122,698,000       9.62%         9.62%
43         5/25/2008      122,698,000     9.92%          9.92%         122,698,000       9.92%         9.92%
44         6/25/2008      122,698,000     9.59%          9.59%         122,698,000       9.59%         9.59%
45         7/25/2008      122,698,000     9.89%          9.89%         122,698,000       9.89%         9.89%
46         8/25/2008      122,698,000     9.55%          9.55%         122,698,000       9.55%         9.55%
47         9/25/2008      122,698,000     9.53%          9.53%         122,698,000       9.53%         9.53%
48        10/25/2008      122,698,000     9.96%          9.96%         122,698,000       9.96%         9.96%
49        11/25/2008      122,698,000     9.62%          9.62%         122,698,000       9.62%         9.62%
50        12/25/2008      122,698,000     9.93%          9.93%         122,698,000       9.93%         9.93%
51         1/25/2009      122,698,000     9.59%          9.59%         122,698,000       9.59%         9.59%
52         2/25/2009      122,698,000     9.58%          9.58%         122,698,000       9.58%         9.58%
53         3/25/2009      122,698,000     10.59%         10.59%        122,698,000      10.59%         10.59%
54         4/25/2009      122,698,000     9.67%          9.67%         122,698,000       9.67%         9.67%
55         5/25/2009      122,698,000     9.97%          9.97%         122,698,000       9.97%         9.97%
56         6/25/2009      122,698,000     9.63%          9.63%         122,698,000       9.63%         9.63%
57         7/25/2009      122,698,000     9.94%          9.94%         122,698,000       9.94%         9.94%
58         8/25/2009      122,698,000     9.60%          9.60%         122,698,000       9.60%         9.60%
59         9/25/2009      122,698,000     9.59%          9.59%         122,698,000       9.59%         9.59%
60        10/25/2009      122,698,000     10.15%         10.15%        122,698,000      10.15%         10.15%
61        11/25/2009      122,698,000     9.80%          9.80%         122,698,000       9.80%         9.80%
62        12/25/2009      122,698,000     10.11%         10.11%        122,698,000      10.11%         10.11%
63         1/25/2010      122,698,000     9.76%          9.76%         122,698,000       9.76%         9.76%
64         2/25/2010      122,698,000     9.75%          9.75%         122,698,000       9.75%         9.75%
65         3/25/2010      122,698,000     10.77%         10.77%        122,698,000      10.77%         10.77%
66         4/25/2010      122,698,000     9.79%          9.79%         122,698,000       9.79%         9.79%
67         5/25/2010      122,698,000     10.10%         10.10%        122,698,000      10.10%         10.10%
68         6/25/2010      122,698,000     9.75%          9.75%         122,698,000       9.75%         9.75%
69         7/25/2010      121,382,545     10.06%         10.06%        121,382,560      10.06%         10.06%
70         8/25/2010      118,479,566     9.71%          9.71%         118,479,582       9.71%         9.71%
71         9/25/2010      115,653,506     9.69%          9.69%         115,653,522       9.69%         9.69%
72        10/25/2010      112,902,235     10.07%         10.07%        112,902,250      10.07%         10.07%
73        11/25/2010      110,224,623     9.73%          9.73%         110,224,639       9.73%         9.73%
74        12/25/2010      107,617,558     10.03%         10.03%        107,617,573      10.03%         10.03%
75         1/25/2011      105,079,056     9.69%          9.69%         105,079,072       9.69%         9.69%
76         2/25/2011      102,607,194     9.67%          9.67%         102,607,209       9.67%         9.67%
77         3/25/2011      100,200,101     10.68%         10.68%        100,200,117      10.68%         10.68%
78         4/25/2011       97,855,991     9.70%          9.70%          97,856,007       9.70%         9.70%
79         5/25/2011       95,573,827     10.00%         10.00%         95,573,844      10.00%         10.00%
80         6/25/2011       93,351,100     9.66%          9.66%          93,351,119       9.66%         9.66%
81         7/25/2011       91,186,149     9.96%          9.96%          91,186,170       9.96%         9.96%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FFML 04-FF10

                                              [BANC OF AMERICA SECURITIES LOGO]



ASSUMPTIONS
Loss Severity                        50%
Recovery Delay                       6 months
Trigger                              Fail
Libor                                Forward Curve
Run to                               Maturity
Defaults are in addition to prepayments


------------------------------------------------------------------------------------------------------------------------------
                              CLASS M4                           CLASS M5                              CLASS M6
                   50% PPC   100% PPC  150% PPC       50% PPC   100% PPC   150% PPC        50% PPC    100% PPC   150% PPC
------------------------------------------------------------------------------------------------------------------------------
CDR (%)              5.6        5.5       5.5           5.3        5.0        4.9            5.0         4.6        4.3
Cum Loss (%)        13.15      7.91      5.77          12.59      7.27       5.17           12.01       6.74       4.57
------------------------------------------------------------------------------------------------------------------------------


AFC ASSUMPTIONS                          EXCESS SPREAD ASSUMPTIONS
FRM Prepay speed      50% FRM PPC        Prepay speed     100% PPC
ARM Prepay speed      150% ARM PPC       Default Rate     6 CDR
Libor                 Forward            Loss Severity    50%
Run To Call                              Trigger          Fail
                                         Defaults are in addition to prepayments


---------------------------    --------------------------------------------------     ---------------------------------------------
                                                        FORWARD      FORWARD                               FORWARD      FORWARD
       DATE           AFC                DATE            LIBOR    LIBOR + 200 BP                 DATE       LIBOR    LIBOR + 200 BP
---------------------------    --------------------------------------------------     ---------------------------------------------
 1   11/25/2004      5.19%        1    11/25/2004         341          113             69      7/25/2010      190           216
 2   12/25/2004      6.06%        2    12/25/2004         367          169             70      8/25/2010      166           186
 3    1/25/2005      5.86%        3     1/25/2005         343          139             71      9/25/2010      161           182
 4    2/25/2005      5.86%        4     2/25/2005         331          127             72     10/25/2010      184           223
 5    3/25/2005      6.49%        5     3/25/2005         346          160             73     11/25/2010      161           192
 6    4/25/2005      5.88%        6     4/25/2005         302           99             74     12/25/2010      175           218
 7    5/25/2005      6.07%        7     5/25/2005         314          117             75      1/25/2011      154           190
 8    6/25/2005      5.88%        8     6/25/2005         295           93             76      2/25/2011      150           188
 9    7/25/2005      6.07%        9     7/25/2005         292           96             77      3/25/2011      205           268
10    8/25/2005      5.88%       10     8/25/2005         280           79             78      4/25/2011      143           187
11    9/25/2005      5.88%       11     9/25/2005         275           74             79      5/25/2011      157           213
12   10/25/2005      6.08%       12    10/25/2005         272           79             80      6/25/2011      135           184
13   11/25/2005      5.89%       13    11/25/2005         261           62             81      7/25/2011      149           210
14   12/25/2005      6.09%       14    12/25/2005         265           72             82      8/25/2011      126           181
15    1/25/2006      5.89%       15     1/25/2006         246           49             83      9/25/2011      122           180
16    2/25/2006      5.89%       16     2/25/2006         238           41             84     10/25/2011      135           206
17    3/25/2006      6.53%       17     3/25/2006         266           88             85     11/25/2011      112           177
18    4/25/2006      5.90%       18     4/25/2006         224           29             86     12/25/2011      124           203
19    5/25/2006      6.10%       19     5/25/2006         229           41             87      1/25/2012      101           174
20    6/25/2006      5.91%       20     6/25/2006         210           17             88      2/25/2012       96           172
21    7/25/2006      6.11%       21     7/25/2006         215           28             89      3/25/2012      131           225
22    8/25/2006      5.91%       22     8/25/2006         196            7             90      4/25/2012       92           169
23    9/25/2006      5.92%       23     9/25/2006         189            2             91      5/25/2012      107           195
24   10/25/2006      7.15%       24    10/25/2006         304          195             92      6/25/2012       88           165
25   11/25/2006      6.92%       25    11/25/2006         294          179             93      7/25/2012      102           191
26   12/25/2006      7.14%       26    12/25/2006         301          193             94      8/25/2012       83           162
27    1/25/2007      6.91%       27     1/25/2007         281          167             95      9/25/2012       81           160
28    2/25/2007      6.90%       28     2/25/2007         275          162             96     10/25/2012       94           186
29    3/25/2007      7.64%       29     3/25/2007         312          218             97     11/25/2012       76           156
30    4/25/2007      7.06%       30     4/25/2007         281          210             98     12/25/2012       89           182
31    5/25/2007      7.29%       31     5/25/2007         289          225             99      1/25/2013       71           152
32    6/25/2007      7.05%       32     6/25/2007         268          198            100      2/25/2013       69           150
33    7/25/2007      7.27%       33     7/25/2007         277          213            101      3/25/2013      117           231
34    8/25/2007      7.03%       34     8/25/2007         256          186            102      4/25/2013       63           145
35    9/25/2007      7.03%       35     9/25/2007         250          180            103      5/25/2013       74           171
36   10/25/2007      7.62%       36    10/25/2007         302          258            104      6/25/2013       57           141
37   11/25/2007      7.37%       37    11/25/2007         295          245            105      7/25/2013       67           167
38   12/25/2007      7.60%       38    12/25/2007         305          262            106      8/25/2013       51           136
39    1/25/2008      7.34%       39     1/25/2008         283          235            107      9/25/2013       48           134
40    2/25/2008      7.33%       40     2/25/2008         278          230            108     10/25/2013       56           159
41    3/25/2008      7.82%       41     3/25/2008         305          269            109     11/25/2013       42           129
42    4/25/2008      7.43%       42     4/25/2008         282          248            110     12/25/2013       51           154
43    5/25/2008      7.66%       43     5/25/2008         293          265            111      1/25/2014       38           123
44    6/25/2008      7.40%       44     6/25/2008         271          238            112      2/25/2014       36           121
45    7/25/2008      7.63%       45     7/25/2008         282          256            113      3/25/2014       73           203
46    8/25/2008      7.37%       46     8/25/2008         260          228            114      4/25/2014       32           115
47    9/25/2008      7.35%       47     9/25/2008         254          223            115      5/25/2014       38           140
48   10/25/2008      7.66%       48    10/25/2008         276          258            116      6/25/2014       27           109
49   11/25/2008      7.39%       49    11/25/2008         262          239            117      7/25/2014       32           134
50   12/25/2008      7.62%       50    12/25/2008         274          257            118      8/25/2014       23           102
51    1/25/2009      7.36%       51     1/25/2009         252          229            119      9/25/2014       20            99
52    2/25/2009      7.34%       52     2/25/2009         247          224            120     10/25/2014       23           124
53    3/25/2009      8.11%       53     3/25/2009         296          291            121     11/25/2014       15            92
54    4/25/2009      7.38%       54     4/25/2009         250          228            122     12/25/2014       16           117
55    5/25/2009      7.61%       55     5/25/2009         262          248            123      1/25/2015       10            85
56    6/25/2009      7.34%       56     6/25/2009         240          220            124      2/25/2015        7            81
57    7/25/2009      7.56%       57     7/25/2009         253          240            125      3/25/2015       23           165
58    8/25/2009      7.30%       58     8/25/2009         230          212            126      4/25/2015        2            73
                                 59     9/25/2009         225          209            127      5/25/2015                     98
                                 60    10/25/2009         274          271            128      6/25/2015                     64
                                 61    11/25/2009         252          245            129      7/25/2015                     90
                                 62    12/25/2009         266          266            130      8/25/2015                     56
                                 63     1/25/2010         242          237            131      9/25/2015                     51
                                 64     2/25/2010         236          233            132     10/25/2015                     79
                                 65     3/25/2010         291          305            133     11/25/2015                     48
                                 66     4/25/2010         237          247            134     12/25/2015                     77
                                 67     5/25/2010         252          268            135      1/25/2016                     45
                                 68     6/25/2010         176          193            136      2/25/2016                     44


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FFML 04-FF10                                   [BANC OF AMERICA SECURITIES LOGO]


FOR INTERNAL USE ONLY


PRICE TO DM TABLE
BOND CLASS: A1


------------------------------------------------------------------------------------------------------------------------------------
  BEG BAL     RTG (S/F/D)   INT TYPE    IDX    IDX MGN     ACRU INT    ACT DLY     SETTLE     CALL PCT  FST ACRU DT     FST PMT DT
------------------------------------------------------------------------------------------------------------------------------------
378,010,000   AAA/AAA/AAA     FLT      LBR1M    0.17%         0           0      10/21/2004     10%     10/21/2004      11/25/2004
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
         PX              0% PPC       50% PPC      75% PPC     100% PPC    125% PPC   150% PPC    175% PPC
-----------------------------------------------------------------------------------------------------------
      99.06250           0.270         0.797        0.965       1.112       1.247       1.376      1.499
      99.12500           0.263         0.755        0.911       1.049       1.175       1.295      1.410
      99.18750           0.256         0.713        0.858       0.986       1.103       1.214      1.321
      99.25000           0.250         0.671        0.805       0.923       1.031       1.133      1.232
      99.31250           0.243         0.629        0.752       0.860       0.959       1.053      1.143
      99.37500           0.236         0.587        0.699       0.797       0.887       0.972      1.054
      99.43750           0.230         0.545        0.646       0.734       0.815       0.892      0.965
      99.50000           0.223         0.503        0.593       0.671       0.743       0.811      0.877
      99.56250           0.216         0.462        0.540       0.608       0.671       0.731      0.788
      99.62500           0.210         0.420        0.487       0.546       0.599       0.651      0.700
      99.68750           0.203         0.378        0.434       0.483       0.528       0.570      0.611
      99.75000           0.196         0.336        0.381       0.420       0.456       0.490      0.523
      99.81250           0.190         0.295        0.328       0.358       0.384       0.410      0.435
      99.87500           0.183         0.253        0.275       0.295       0.313       0.330      0.346
      99.93750           0.177         0.212        0.223       0.232       0.241       0.250      0.258
     100.00000           0.170         0.170        0.170       0.170       0.170       0.170      0.170
     100.06250           0.163         0.128        0.117       0.108       0.099       0.090      0.082
     100.12500           0.157         0.087        0.065       0.045       0.027       0.010     -0.006
     100.18750           0.150         0.046        0.012      -0.017      -0.044      -0.069     -0.094
     100.25000           0.144         0.004       -0.040      -0.079      -0.115      -0.149     -0.182
     100.31250           0.137        -0.037       -0.093      -0.142      -0.186      -0.229     -0.269
     100.37500           0.130        -0.079       -0.145      -0.204      -0.257      -0.308     -0.357
     100.43750           0.124        -0.120       -0.198      -0.266      -0.328      -0.388     -0.445
     100.50000           0.117        -0.161       -0.250      -0.328      -0.399      -0.467     -0.532
     100.56250           0.111        -0.203       -0.302      -0.390      -0.470      -0.546     -0.620
     100.62500           0.104        -0.244       -0.355      -0.452      -0.541      -0.626     -0.707
     100.68750           0.098        -0.285       -0.407      -0.514      -0.612      -0.705     -0.794
     100.75000           0.091        -0.326       -0.459      -0.576      -0.683      -0.784     -0.882
     100.81250           0.084        -0.367       -0.511      -0.638      -0.753      -0.863     -0.969
     100.87500           0.078        -0.408       -0.563      -0.700      -0.824      -0.942     -1.056
     100.93750           0.071        -0.450       -0.615      -0.761      -0.895      -1.021     -1.143
WAL  TO CALL (YEARS)    10.50          1.51         1.19        1.00        0.87        0.78       0.71

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FFML 04-FF10                                   [BANC OF AMERICA SECURITIES LOGO]


FOR INTERNAL USE ONLY


PRICE TO DM TABLE
BOND CLASS: A2


------------------------------------------------------------------------------------------------------------------------------------
  BEG BAL      RTG (S/F/D)   INT TYPE    IDX     IDX MGN    ACRU INT   ACT DLY     SETTLE      CALL PCT    FST ACRU DT  FST PMT DT
------------------------------------------------------------------------------------------------------------------------------------
714,399,000    AAA/AAA/AAA     FLT      LBR1M     0.40%        0          0      10/21/2004      10%       10/21/2004   11/25/2004
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
         PX             0% PPC       50% PPC     75% PPC     100% PPC      125% PPC        150% PPC         175% PPC
--------------------------------------------------------------------------------------------------------------------
      99.06250          0.453         0.584       0.655       0.722         0.791            0.863           0.919
      99.12500          0.449         0.572       0.637       0.701         0.765            0.832           0.884
      99.18750          0.446         0.559       0.620       0.679         0.739            0.801           0.850
      99.25000          0.442         0.547       0.603       0.657         0.712            0.770           0.815
      99.31250          0.439         0.535       0.586       0.636         0.686            0.739           0.780
      99.37500          0.435         0.522       0.569       0.614         0.660            0.708           0.746
      99.43750          0.432         0.510       0.552       0.593         0.634            0.677           0.711
      99.50000          0.428         0.498       0.535       0.571         0.608            0.647           0.676
      99.56250          0.425         0.486       0.518       0.550         0.582            0.616           0.642
      99.62500          0.421         0.473       0.501       0.528         0.556            0.585           0.607
      99.68750          0.418         0.461       0.485       0.507         0.530            0.554           0.572
      99.75000          0.414         0.449       0.468       0.486         0.504            0.523           0.538
      99.81250          0.411         0.437       0.451       0.464         0.478            0.492           0.503
      99.87500          0.407         0.424       0.434       0.443         0.452            0.461           0.469
      99.93750          0.404         0.412       0.417       0.421         0.426            0.431           0.434
     100.00000          0.400         0.400       0.400       0.400         0.400            0.400           0.400
     100.06250          0.397         0.388       0.383       0.379         0.374            0.369           0.366
     100.12500          0.393         0.376       0.366       0.357         0.348            0.339           0.331
     100.18750          0.390         0.363       0.349       0.336         0.322            0.308           0.297
     100.25000          0.386         0.351       0.333       0.315         0.296            0.277           0.262
     100.31250          0.383         0.339       0.316       0.293         0.271            0.247           0.228
     100.37500          0.379         0.327       0.299       0.272         0.245            0.216           0.194
     100.43750          0.376         0.315       0.282       0.251         0.219            0.185           0.160
     100.50000          0.372         0.303       0.265       0.230         0.193            0.155           0.125
     100.56250          0.369         0.291       0.249       0.208         0.167            0.124           0.091
     100.62500          0.365         0.279       0.232       0.187         0.142            0.094           0.057
     100.68750          0.362         0.266       0.215       0.166         0.116            0.063           0.023
     100.75000          0.358         0.254       0.198       0.145         0.090            0.033          -0.011
     100.81250          0.355         0.242       0.182       0.124         0.065            0.002          -0.046
     100.87500          0.351         0.230       0.165       0.102         0.039           -0.028          -0.080
     100.93750          0.348         0.218       0.148       0.081         0.013           -0.059          -0.114
--------------------------------------------------------------------------------------------------------------------
WAL  TO CALL (YEARS)   22.64          5.43        3.84        3.00          2.45             2.06            1.83
--------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FFML 04-FF10                                   [BANC OF AMERICA SECURITIES LOGO]


FOR INTERNAL USE ONLY


PRICE TO DM TABLE
BOND CLASS: A3

-----------------------------------------------------------------------------------------------------------------------------------
  BEG BAL      RTG (S/F/D)    INT TYPE     IDX    IDX MGN   ACRU INT    ACT DLY    SETTLE     CALL PCT   FST ACRU DT   FST PMT DT
-----------------------------------------------------------------------------------------------------------------------------------
149,033,000    AAA/AAA/AAA      FLT       LBR1M    0.54%       0           0     10/21/2004     10%      10/21/2004    11/25/2004
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
         PX               0% PPC        50% PPC       75% PPC      100% PPC      125% PPC     150% PPC      175% PPC
--------------------------------------------------------------------------------------------------------------------
      99.06250            0.585          0.628         0.663        0.699         0.737         0.777        0.849
      99.12500            0.582          0.622         0.655        0.688         0.724         0.761        0.829
      99.18750            0.579          0.616         0.646        0.678         0.711         0.745        0.808
      99.25000            0.576          0.610         0.638        0.667         0.697         0.730        0.787
      99.31250            0.573          0.604         0.630        0.656         0.684         0.714        0.767
      99.37500            0.570          0.599         0.622        0.646         0.671         0.698        0.746
      99.43750            0.567          0.593         0.613        0.635         0.658         0.682        0.725
      99.50000            0.564          0.587         0.605        0.624         0.645         0.666        0.705
      99.56250            0.561          0.581         0.597        0.614         0.632         0.650        0.684
      99.62500            0.558          0.575         0.589        0.603         0.619         0.635        0.663
      99.68750            0.555          0.569         0.581        0.593         0.605         0.619        0.643
      99.75000            0.552          0.563         0.573        0.582         0.592         0.603        0.622
      99.81250            0.549          0.558         0.564        0.572         0.579         0.587        0.602
      99.87500            0.546          0.552         0.556        0.561         0.566         0.571        0.581
      99.93750            0.543          0.546         0.548        0.551         0.553         0.556        0.561
     100.00000            0.540          0.540         0.540        0.540         0.540         0.540        0.540
     100.06250            0.537          0.534         0.532        0.529         0.527         0.524        0.519
     100.12500            0.534          0.528         0.524        0.519         0.514         0.509        0.499
     100.18750            0.531          0.523         0.516        0.508         0.501         0.493        0.478
     100.25000            0.528          0.517         0.507        0.498         0.488         0.477        0.458
     100.31250            0.525          0.511         0.499        0.487         0.475         0.461        0.438
     100.37500            0.522          0.505         0.491        0.477         0.462         0.446        0.417
     100.43750            0.519          0.499         0.483        0.466         0.449         0.430        0.397
     100.50000            0.516          0.493         0.475        0.456         0.436         0.414        0.376
     100.56250            0.513          0.488         0.467        0.445         0.423         0.399        0.356
     100.62500            0.510          0.482         0.459        0.435         0.410         0.383        0.335
     100.68750            0.507          0.476         0.451        0.425         0.397         0.368        0.315
     100.75000            0.504          0.470         0.443        0.414         0.384         0.352        0.295
     100.81250            0.501          0.464         0.435        0.404         0.371         0.336        0.274
     100.87500            0.498          0.459         0.427        0.393         0.358         0.321        0.254
     100.93750            0.496          0.453         0.419        0.383         0.345         0.305        0.234
--------------------------------------------------------------------------------------------------------------------
WAL  TO CALL (YEARS)     28.62          12.21          8.37         6.32          5.01          4.12         3.12
--------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FFML 04-FF10                                   [BANC OF AMERICA SECURITIES LOGO]


FOR INTERNAL USE ONLY


PRICE TO DM TABLE
BOND CLASS: M1


-----------------------------------------------------------------------------------------------------------------------------------
      BEG BAL      RTG (S/F/D)   INT TYPE    IDX    IDX MGN   ACRU INT   ACT DLY     SETTLE     CALL PCT   FST ACRU DT  FST PMT DT
-----------------------------------------------------------------------------------------------------------------------------------
     77,415,000      AA/AA/AA      FLT      LBR1M    0.85%       0          0      10/21/2004     10%      10/21/2004   11/25/2004
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
         PX             0% PPC         50% PPC        75% PPC         100% PPC         125% PPC        150% PPC         175% PPC
---------------------------------------------------------------------------------------------------------------------------------
      99.06250          0.900           0.974          1.023           1.069            1.101            1.118           1.128
      99.12500          0.896           0.966          1.012           1.054            1.084            1.100           1.110
      99.18750          0.893           0.958          1.000           1.039            1.068            1.082           1.091
      99.25000          0.890           0.949          0.988           1.025            1.051            1.064           1.072
      99.31250          0.886           0.941          0.977           1.010            1.034            1.046           1.054
      99.37500          0.883           0.933          0.965           0.995            1.017            1.028           1.035
      99.43750          0.880           0.925          0.954           0.981            1.000            1.010           1.017
      99.50000          0.876           0.916          0.942           0.966            0.984            0.992           0.998
      99.56250          0.873           0.908          0.931           0.952            0.967            0.975           0.980
      99.62500          0.870           0.900          0.919           0.937            0.950            0.957           0.961
      99.68750          0.867           0.891          0.908           0.923            0.933            0.939           0.942
      99.75000          0.863           0.883          0.896           0.908            0.917            0.921           0.924
      99.81250          0.860           0.875          0.884           0.894            0.900            0.903           0.905
      99.87500          0.857           0.867          0.873           0.879            0.883            0.886           0.887
      99.93750          0.853           0.858          0.861           0.865            0.867            0.868           0.868
     100.00000          0.850           0.850          0.850           0.850            0.850            0.850           0.850
     100.06250          0.847           0.842          0.839           0.836            0.833            0.832           0.832
     100.12500          0.843           0.834          0.827           0.821            0.817            0.815           0.813
     100.18750          0.840           0.825          0.816           0.807            0.800            0.797           0.795
     100.25000          0.837           0.817          0.804           0.792            0.783            0.779           0.776
     100.31250          0.834           0.809          0.793           0.778            0.767            0.761           0.758
     100.37500          0.830           0.801          0.781           0.763            0.750            0.744           0.739
     100.43750          0.827           0.792          0.770           0.749            0.734            0.726           0.721
     100.50000          0.824           0.784          0.758           0.734            0.717            0.708           0.703
     100.56250          0.820           0.776          0.747           0.720            0.701            0.691           0.684
     100.62500          0.817           0.768          0.736           0.706            0.684            0.673           0.666
     100.68750          0.814           0.760          0.724           0.691            0.667            0.655           0.648
     100.75000          0.811           0.751          0.713           0.677            0.651            0.638           0.629
     100.81250          0.807           0.743          0.701           0.662            0.634            0.620           0.611
     100.87500          0.804           0.735          0.690           0.648            0.618            0.603           0.593
     100.93750          0.801           0.727          0.679           0.634            0.601            0.585           0.574
---------------------------------------------------------------------------------------------------------------------------------
WAL  TO CALL (YEARS)   26.24            8.46           5.85            4.55             3.91             3.65            3.50
---------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FFML 04-FF10                                   [BANC OF AMERICA SECURITIES LOGO]


FOR INTERNAL USE ONLY


PRICE TO DM TABLE
BOND CLASS: M2


------------------------------------------------------------------------------------------------------------------------------
 BEG BAL      RTG (S/F/D)   INT TYPE    IDX    IDX MGN   ACRU INT   ACT DLY    SETTLE     CALL PCT    FST ACRU DT   FST PMT DT
------------------------------------------------------------------------------------------------------------------------------
32,083,000       A/A/A        FLT      LBR1M    1.55%       0          0     10/21/2004     10%       10/21/2004    11/25/2004
------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
         PX                 0% PPC         50% PPC       75% PPC     100% PPC         125% PPC        150% PPC         175% PPC
---------------------------------------------------------------------------------------------------------------------------------
      99.06250              1.604           1.678         1.727       1.773            1.809            1.832           1.843
      99.12500              1.600           1.670         1.715       1.758            1.791            1.813           1.823
      99.18750              1.597           1.661         1.703       1.743            1.774            1.794           1.803
      99.25000              1.593           1.653         1.692       1.728            1.757            1.776           1.784
      99.31250              1.589           1.644         1.680       1.713            1.739            1.757           1.764
      99.37500              1.586           1.635         1.668       1.698            1.722            1.738           1.745
      99.43750              1.582           1.627         1.656       1.684            1.705            1.719           1.725
      99.50000              1.579           1.618         1.644       1.669            1.688            1.700           1.706
      99.56250              1.575           1.610         1.632       1.654            1.670            1.681           1.686
      99.62500              1.571           1.601         1.621       1.639            1.653            1.663           1.667
      99.68750              1.568           1.593         1.609       1.624            1.636            1.644           1.647
      99.75000              1.564           1.584         1.597       1.609            1.619            1.625           1.628
      99.81250              1.561           1.576         1.585       1.594            1.601            1.606           1.608
      99.87500              1.557           1.567         1.573       1.580            1.584            1.587           1.589
      99.93750              1.554           1.559         1.562       1.565            1.567            1.569           1.569
     100.00000              1.550           1.550         1.550       1.550            1.550            1.550           1.550
     100.06250              1.546           1.541         1.538       1.535            1.533            1.531           1.531
     100.12500              1.543           1.533         1.527       1.520            1.516            1.513           1.511
     100.18750              1.539           1.524         1.515       1.506            1.499            1.494           1.492
     100.25000              1.536           1.516         1.503       1.491            1.482            1.475           1.472
     100.31250              1.532           1.508         1.491       1.476            1.464            1.457           1.453
     100.37500              1.529           1.499         1.480       1.461            1.447            1.438           1.434
     100.43750              1.525           1.491         1.468       1.447            1.430            1.419           1.414
     100.50000              1.522           1.482         1.456       1.432            1.413            1.401           1.395
     100.56250              1.518           1.474         1.445       1.417            1.396            1.382           1.376
     100.62500              1.514           1.465         1.433       1.403            1.379            1.363           1.357
     100.68750              1.511           1.457         1.421       1.388            1.362            1.345           1.337
     100.75000              1.507           1.448         1.410       1.373            1.345            1.326           1.318
     100.81250              1.504           1.440         1.398       1.359            1.328            1.308           1.299
     100.87500              1.500           1.431         1.386       1.344            1.311            1.289           1.280
     100.93750              1.497           1.423         1.375       1.329            1.294            1.271           1.260
---------------------------------------------------------------------------------------------------------------------------------
WAL  TO CALL (YEARS)       26.24            8.46          5.85        4.53             3.85             3.50            3.37
---------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FFML 04-FF10

                                               [BANC OF AMERICA SECURITIES LOGO]

FOR INTERNAL USE ONLY


PRICE TO DM TABLE
BOND CLASS: M3


-----------------------------------------------------------------------------------------------------------------------------------
  BEG BAL     RTG (S/F/D)    INT TYPE    IDX    IDX MGN   ACRU INT   ACT DLY    SETTLE     CALL PCT   FST ACRU DT     FST PMT DT
-----------------------------------------------------------------------------------------------------------------------------------
 13,251,000   A-/A-/A(lo)      FLT      LBR1M    1.70%       0          0     10/21/2004     10%      10/21/2004      11/25/2004
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
         PX               0% PPC          50% PPC          75% PPC       100% PPC       125% PPC        150% PPC         175% PPC
-----------------------------------------------------------------------------------------------------------------------------------
      99.06250            1.755            1.829            1.878         1.924          1.961            1.985           2.001
      99.12500            1.751            1.821            1.866         1.909          1.944            1.966           1.981
      99.18750            1.748            1.812            1.854         1.894          1.926            1.947           1.961
      99.25000            1.744            1.803            1.842         1.879          1.909            1.928           1.941
      99.31250            1.740            1.795            1.830         1.864          1.891            1.909           1.921
      99.37500            1.737            1.786            1.818         1.849          1.874            1.890           1.900
      99.43750            1.733            1.777            1.807         1.834          1.856            1.871           1.880
      99.50000            1.729            1.769            1.795         1.819          1.839            1.852           1.860
      99.56250            1.726            1.760            1.783         1.804          1.822            1.833           1.840
      99.62500            1.722            1.752            1.771         1.789          1.804            1.814           1.820
      99.68750            1.718            1.743            1.759         1.774          1.787            1.795           1.800
      99.75000            1.715            1.734            1.747         1.759          1.769            1.776           1.780
      99.81250            1.711            1.726            1.735         1.745          1.752            1.757           1.760
      99.87500            1.707            1.717            1.724         1.730          1.735            1.738           1.740
      99.93750            1.704            1.709            1.712         1.715          1.717            1.719           1.720
     100.00000            1.700            1.700            1.700         1.700          1.700            1.700           1.700
     100.06250            1.696            1.691            1.688         1.685          1.683            1.681           1.680
     100.12500            1.693            1.683            1.676         1.670          1.665            1.662           1.660
     100.18750            1.689            1.674            1.665         1.656          1.648            1.643           1.640
     100.25000            1.685            1.666            1.653         1.641          1.631            1.624           1.620
     100.31250            1.682            1.657            1.641         1.626          1.613            1.606           1.600
     100.37500            1.678            1.649            1.629         1.611          1.596            1.587           1.580
     100.43750            1.675            1.640            1.618         1.596          1.579            1.568           1.560
     100.50000            1.671            1.632            1.606         1.582          1.562            1.549           1.541
     100.56250            1.667            1.623            1.594         1.567          1.544            1.530           1.521
     100.62500            1.664            1.615            1.582         1.552          1.527            1.511           1.501
     100.68750            1.660            1.606            1.571         1.537          1.510            1.493           1.481
     100.75000            1.657            1.598            1.559         1.523          1.493            1.474           1.461
     100.81250            1.653            1.589            1.547         1.508          1.476            1.455           1.441
     100.87500            1.649            1.581            1.536         1.493          1.459            1.436           1.422
     100.93750            1.646            1.572            1.524         1.478          1.441            1.417           1.402
-----------------------------------------------------------------------------------------------------------------------------------
WAL  TO CALL
(YEARS)                   26.24            8.46             5.85          4.53           3.82             3.47            3.27
-----------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FFML 04-FF10

                                               [BANC OF AMERICA SECURITIES LOGO]

FOR INTERNAL USE ONLY


PRICE TO DM TABLE
BOND CLASS: M4


-----------------------------------------------------------------------------------------------------------------------------------
  BEG BAL      RTG (S/F/D)      INT TYPE    IDX     IDX MGN   ACRU INT   ACT DLY     SETTLE     CALL PCT  FST ACRU DT   FST PMT DT
-----------------------------------------------------------------------------------------------------------------------------------
 6,974,000  BBB+/BBB+/BBB(Hi)     FLT      LBR1M     2.35%       0          0      10/21/2004     10%     10/21/2004    11/25/2004
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
         PX                0% PPC            50% PPC        75% PPC       100% PPC       125% PPC        150% PPC        175% PPC
-----------------------------------------------------------------------------------------------------------------------------------
      99.06250              2.409             2.483          2.532         2.578          2.615            2.642           2.656
      99.12500              2.405             2.474          2.519         2.562          2.597            2.623           2.635
      99.18750              2.401             2.465          2.507         2.547          2.579            2.603           2.615
      99.25000              2.397             2.456          2.495         2.532          2.562            2.584           2.595
      99.31250              2.393             2.447          2.483         2.517          2.544            2.564           2.574
      99.37500              2.389             2.439          2.471         2.501          2.526            2.545           2.554
      99.43750              2.385             2.430          2.459         2.486          2.509            2.525           2.533
      99.50000              2.381             2.421          2.447         2.471          2.491            2.506           2.513
      99.56250              2.377             2.412          2.434         2.456          2.473            2.486           2.492
      99.62500              2.374             2.403          2.422         2.441          2.456            2.467           2.472
      99.68750              2.370             2.394          2.410         2.426          2.438            2.447           2.452
      99.75000              2.366             2.385          2.398         2.410          2.420            2.428           2.431
      99.81250              2.362             2.376          2.386         2.395          2.403            2.408           2.411
      99.87500              2.358             2.368          2.374         2.380          2.385            2.389           2.391
      99.93750              2.354             2.359          2.362         2.365          2.368            2.369           2.370
     100.00000              2.350             2.350          2.350         2.350          2.350            2.350           2.350
     100.06250              2.346             2.341          2.338         2.335          2.332            2.331           2.330
     100.12500              2.342             2.332          2.326         2.320          2.315            2.311           2.309
     100.18750              2.338             2.324          2.314         2.305          2.297            2.292           2.289
     100.25000              2.334             2.315          2.302         2.290          2.280            2.273           2.269
     100.31250              2.331             2.306          2.290         2.275          2.262            2.253           2.249
     100.37500              2.327             2.297          2.278         2.260          2.245            2.234           2.228
     100.43750              2.323             2.288          2.266         2.245          2.227            2.215           2.208
     100.50000              2.319             2.280          2.254         2.230          2.210            2.195           2.188
     100.56250              2.315             2.271          2.242         2.215          2.192            2.176           2.168
     100.62500              2.311             2.262          2.230         2.200          2.175            2.157           2.148
     100.68750              2.307             2.253          2.218         2.185          2.158            2.137           2.128
     100.75000              2.303             2.245          2.206         2.170          2.140            2.118           2.107
     100.81250              2.299             2.236          2.194         2.155          2.123            2.099           2.087
     100.87500              2.296             2.227          2.182         2.140          2.105            2.080           2.067
     100.93750              2.292             2.218          2.170         2.125          2.088            2.061           2.047
-----------------------------------------------------------------------------------------------------------------------------------
WAL  TO CALL (YEARS)        26.24              8.46          5.85           4.53           3.82            3.42             3.26
-----------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FFML 04-FF10

                                               [BANC OF AMERICA SECURITIES LOGO]

FOR INTERNAL USE ONLY

PRICE TO DM TABLE
BOND CLASS: M5


----------------------------------------------------------------------------------------------------------------------------------
 BEG BAL     RTG (S/F/D)    INT TYPE    IDX     IDX MGN    ACRU INT    ACT DLY      SETTLE    CALL PCT   FST ACRU DT   FST PMT DT
----------------------------------------------------------------------------------------------------------------------------------
6,974,000    BBB/BBB/BBB      FLT      LBR1M     3.50%        0           0       10/21/2004    10%      10/21/2004    11/25/2004
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
         Px            0% PPC     50% PPC      75% PPC     100% PPC      125% PPC    150% PPC     175% PPC
----------------------------------------------------------------------------------------------------------
      93.33323         3.995       4.550        4.913       5.255         5.529        5.727       5.845
      93.39573         3.990       4.540        4.899       5.238         5.509        5.705       5.822
      93.45823         3.986       4.530        4.885       5.221         5.489        5.684       5.799
      93.52073         3.981       4.519        4.871       5.204         5.469        5.662       5.776
      93.58323         3.976       4.509        4.857       5.187         5.450        5.640       5.754
      93.64573         3.971       4.499        4.844       5.170         5.430        5.619       5.731
      93.70823         3.966       4.489        4.830       5.153         5.410        5.597       5.708
      93.77073         3.961       4.478        4.816       5.136         5.390        5.575       5.685
      93.83323         3.956       4.468        4.802       5.119         5.371        5.554       5.663
      93.89573         3.952       4.458        4.789       5.102         5.351        5.532       5.640
      93.95823         3.947       4.448        4.775       5.085         5.332        5.511       5.617
      94.02073         3.942       4.437        4.761       5.068         5.312        5.489       5.595
      94.08323         3.937       4.427        4.748       5.051         5.292        5.468       5.572
      94.14573         3.932       4.417        4.734       5.034         5.273        5.446       5.549
      94.20823         3.927       4.407        4.720       5.017         5.253        5.425       5.527
      94.27073         3.923       4.397        4.707       5.000         5.234        5.403       5.504
      94.33323         3.918       4.387        4.693       4.983         5.214        5.382       5.482
      94.39573         3.913       4.377        4.679       4.966         5.194        5.360       5.459
      94.45823         3.908       4.366        4.666       4.949         5.175        5.339       5.437
      94.52073         3.903       4.356        4.652       4.932         5.155        5.318       5.414
      94.58323         3.899       4.346        4.639       4.915         5.136        5.296       5.392
      94.64573         3.894       4.336        4.625       4.898         5.117        5.275       5.369
      94.70823         3.889       4.326        4.611       4.882         5.097        5.254       5.347
      94.77073         3.884       4.316        4.598       4.865         5.078        5.232       5.324
      94.83323         3.879       4.306        4.584       4.848         5.058        5.211       5.302
      94.89573         3.875       4.296        4.571       4.831         5.039        5.190       5.279
      94.95823         3.870       4.286        4.557       4.814         5.019        5.168       5.257
      95.02073         3.865       4.276        4.544       4.797         5.000        5.147       5.234
      95.08323         3.860       4.266        4.530       4.781         4.981        5.126       5.212
      95.14573         3.856       4.256        4.517       4.764         4.961        5.105       5.190
      95.20823         3.851       4.245        4.503       4.747         4.942        5.083       5.167
----------------------------------------------------------------------------------------------------------
WAL  to call (years)  26.18        8.25         5.71        4.42          3.74         3.36        3.17
----------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FFML 04-FF10

                                               [BANC OF AMERICA SECURITIES LOGO]

FOR INTERNAL USE ONLY


PRICE TO DM TABLE
BOND CLASS: M6

-----------------------------------------------------------------------------------------------------------------------------------
 BEG BAL       RTG (S/F/D)     INT TYPE   IDX    IDX MGN    ACRU INT   ACT DLY     SETTLE      CALL PCT   FST ACRU DT   FST PMT DT
-----------------------------------------------------------------------------------------------------------------------------------
6,974,000   BBB-/BBB-/BBB(lo)    FLT     LBR1M    3.50%        0          0      10/21/2004       10%      10/21/2004   11/25/2004
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
         Px             0% PPC       50% PPC      75% PPC       100% PPC      125% PPC      150% PPC     175% PPC
-------------------------------------------------------------------------------------------------------------------
      88.06250           4.430        5.561        6.283          6.955        7.475         7.822         7.932
      88.12500           4.424        5.549        6.268          6.935        7.452         7.797         7.907
      88.18750           4.419        5.538        6.252          6.916        7.430         7.773         7.882
      88.25000           4.414        5.526        6.236          6.896        7.408         7.749         7.857
      88.31250           4.408        5.515        6.221          6.877        7.385         7.725         7.832
      88.37500           4.403        5.503        6.205          6.857        7.363         7.700         7.808
      88.43750           4.398        5.491        6.189          6.838        7.341         7.676         7.783
      88.50000           4.392        5.480        6.174          6.819        7.319         7.652         7.758
      88.56250           4.387        5.468        6.158          6.799        7.296         7.628         7.733
      88.62500           4.382        5.457        6.143          6.780        7.274         7.604         7.709
      88.68750           4.376        5.445        6.127          6.761        7.252         7.580         7.684
      88.75000           4.371        5.433        6.111          6.741        7.230         7.556         7.659
      88.81250           4.366        5.422        6.096          6.722        7.208         7.532         7.635
      88.87500           4.361        5.410        6.080          6.703        7.186         7.508         7.610
      88.93750           4.355        5.399        6.065          6.684        7.164         7.484         7.585
      89.00000           4.350        5.387        6.049          6.664        7.141         7.460         7.561
      89.06250           4.345        5.376        6.034          6.645        7.119         7.436         7.536
      89.12500           4.340        5.364        6.018          6.626        7.097         7.412         7.512
      89.18750           4.334        5.353        6.003          6.607        7.075         7.388         7.487
      89.25000           4.329        5.341        5.987          6.588        7.053         7.364         7.463
      89.31250           4.324        5.330        5.972          6.569        7.031         7.340         7.438
      89.37500           4.319        5.318        5.956          6.549        7.009         7.316         7.414
      89.43750           4.313        5.307        5.941          6.530        6.987         7.292         7.389
      89.50000           4.308        5.296        5.926          6.511        6.965         7.268         7.365
      89.56250           4.303        5.284        5.910          6.492        6.943         7.245         7.340
      89.62500           4.298        5.273        5.895          6.473        6.922         7.221         7.316
      89.68750           4.292        5.261        5.879          6.454        6.900         7.197         7.291
      89.75000           4.287        5.250        5.864          6.435        6.878         7.173         7.267
      89.81250           4.282        5.238        5.849          6.416        6.856         7.149         7.243
      89.87500           4.277        5.227        5.833          6.397        6.834         7.126         7.218
      89.93750           4.272        5.216        5.818          6.378        6.812         7.102         7.194
-------------------------------------------------------------------------------------------------------------------
WAL to call (years)     25.87         7.60         5.28           4.10         3.50          3.18          3.09
-------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FFML 04-FF10

                                               [BANC OF AMERICA SECURITIES LOGO]

FOR INTERNAL USE ONLY

PRICE TO DM TABLE
BOND CLASS: M7A


----------------------------------------------------------------------------------------------------------------------------------
  BEG BAL     RTG (S/F/D)   INT TYPE    IDX     IDX MGN   ACRU INT    ACT DLY     SETTLE     CALL PCT    FST ACRU DT   FST PMT DT
----------------------------------------------------------------------------------------------------------------------------------
 2,883,000     BBB-/NR/NR     FLT      LBR1M     3.50%       0           0      10/21/2004     10%       10/21/2004    11/25/2004
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
         Px              0% PPC       50% PPC      75% PPC     100% PPC      125% PPC     150% PPC         175% PPC
-------------------------------------------------------------------------------------------------------------------
      82.06250           5.007         7.364        8.743       9.856         10.352       10.413           10.413
      82.12500           5.001         7.349        8.722       9.831         10.325       10.386           10.386
      82.18750           4.995         7.334        8.702       9.807         10.298       10.359           10.359
      82.25000           4.989         7.318        8.682       9.782         10.272       10.333           10.333
      82.31250           4.983         7.303        8.661       9.757         10.245       10.306           10.306
      82.37500           4.977         7.288        8.641       9.733         10.219       10.279           10.279
      82.43750           4.971         7.273        8.620       9.708         10.192       10.252           10.252
      82.50000           4.965         7.258        8.600       9.684         10.166       10.226           10.226
      82.56250           4.959         7.243        8.580       9.659         10.139       10.199           10.199
      82.62500           4.953         7.228        8.559       9.634         10.113       10.172           10.172
      82.68750           4.947         7.213        8.539       9.610         10.086       10.146           10.146
      82.75000           4.941         7.198        8.519       9.585         10.060       10.119           10.119
      82.81250           4.935         7.183        8.499       9.561         10.034       10.092           10.092
      82.87500           4.929         7.168        8.478       9.536         10.007       10.066           10.066
      82.93750           4.923         7.153        8.458       9.512         9.981        10.039           10.039
      83.00000           4.917         7.138        8.438       9.487         9.955        10.013           10.013
      83.06250           4.911         7.124        8.418       9.463         9.928         9.986           9.986
      83.12500           4.905         7.109        8.398       9.439         9.902         9.960           9.960
      83.18750           4.899         7.094        8.377       9.414         9.876         9.933           9.933
      83.25000           4.893         7.079        8.357       9.390         9.850         9.907           9.907
      83.31250           4.887         7.064        8.337       9.366         9.823         9.880           9.880
      83.37500           4.881         7.049        8.317       9.341         9.797         9.854           9.854
      83.43750           4.875         7.034        8.297       9.317         9.771         9.827           9.827
      83.50000           4.869         7.019        8.277       9.293         9.745         9.801           9.801
      83.56250           4.863         7.005        8.257       9.268         9.719         9.775           9.775
      83.62500           4.857         6.990        8.237       9.244         9.693         9.748           9.748
      83.68750           4.851         6.975        8.217       9.220         9.667         9.722           9.722
      83.75000           4.845         6.960        8.197       9.196         9.641         9.696           9.696
      83.81250           4.839         6.946        8.177       9.172         9.615         9.669           9.669
      83.87500           4.834         6.931        8.157       9.147         9.589         9.643           9.643
      83.93750           4.828         6.916        8.137       9.123         9.563         9.617           9.617
-------------------------------------------------------------------------------------------------------------------
WAL  to call (years)    24.42          6.04         4.23        3.40          3.13          3.09            3.09
-------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FFML 04-FF10

                                               [BANC OF AMERICA SECURITIES LOGO]

FOR INTERNAL USE ONLY

PRICE TO YLD TABLE
BOND CLASS: M7F

------------------------------------------------------------------------------------------------------------------
  BEG BAL     RTG (S/F/D)    INT TYPE      CPN     ACRU INT   ACT DLY      SETTLE     FST ACRU DT      FST PMT DT
------------------------------------------------------------------------------------------------------------------
 2,000,000     BBB-/NR/NR      FIX        5.50%     6,111        24      10/21/2004    10/1/2004       11/25/2004
------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
         Px            0% PPC        50% PPC     75% PPC      100% PPC     125% PPC     150% PPC      175% PPC
---------------------------------------------------------------------------------------------------------------
      80.28020          7.293         9.983      11.574        12.864       13.440       13.511        13.511
      80.34270          7.287         9.967      11.551        12.837       13.411       13.482        13.482
      80.40520          7.280         9.950      11.529        12.810       13.382       13.453        13.453
      80.46770          7.273         9.934      11.507        12.783       13.353       13.423        13.423
      80.53020          7.267         9.918      11.485        12.756       13.324       13.394        13.394
      80.59270          7.260         9.901      11.463        12.729       13.295       13.365        13.365
      80.65520          7.254         9.885      11.441        12.702       13.266       13.336        13.336
      80.71770          7.247         9.869      11.419        12.676       13.237       13.307        13.307
      80.78020          7.241         9.853      11.396        12.649       13.208       13.277        13.277
      80.84270          7.234         9.836      11.374        12.622       13.179       13.248        13.248
      80.90520          7.228         9.820      11.352        12.595       13.150       13.219        13.219
      80.96770          7.221         9.804      11.330        12.569       13.121       13.190        13.190
      81.03020          7.215         9.788      11.308        12.542       13.093       13.161        13.161
      81.09270          7.208         9.772      11.286        12.515       13.064       13.132        13.132
      81.15520          7.202         9.756      11.265        12.489       13.035       13.103        13.103
      81.21770          7.195         9.739      11.243        12.462       13.006       13.074        13.074
      81.28020          7.189         9.723      11.221        12.435       12.978       13.045        13.045
      81.34270          7.182         9.707      11.199        12.409       12.949       13.016        13.016
      81.40520          7.176         9.691      11.177        12.382       12.920       12.987        12.987
      81.46770          7.169         9.675      11.155        12.356       12.892       12.958        12.958
      81.53020          7.163         9.659      11.133        12.329       12.863       12.930        12.930
      81.59270          7.157         9.643      11.112        12.303       12.835       12.901        12.901
      81.65520          7.150         9.627      11.090        12.276       12.806       12.872        12.872
      81.71770          7.144         9.611      11.068        12.250       12.778       12.843        12.843
      81.78020          7.137         9.595      11.046        12.224       12.749       12.815        12.815
      81.84270          7.131         9.579      11.025        12.197       12.721       12.786        12.786
      81.90520          7.125         9.563      11.003        12.171       12.692       12.757        12.757
      81.96770          7.118         9.547      10.981        12.145       12.664       12.729        12.729
      82.03020          7.112         9.531      10.960        12.118       12.636       12.700        12.700
      82.09270          7.105         9.515      10.938        12.092       12.607       12.671        12.671
      82.15520          7.099         9.500      10.916        12.066       12.579       12.643        12.643
---------------------------------------------------------------------------------------------------------------
WAL  to call (years)   24.42          6.04        4.23          3.40         3.13         3.09          3.09
---------------------------------------------------------------------------------------------------------------



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